AS FILED WITH THE SEC ON ______________.                REGISTRATION NO. 2-89558

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM S-6


                         POST-EFFECTIVE AMENDMENT NO. 28


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                 ---------------

                                   PRUCO LIFE
                          VARIABLE APPRECIABLE ACCOUNT
                              (Exact Name of Trust)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)


                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (800) 778-2255
          (Address and telephone number of principal executive offices)


                                 ---------------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                          PRUCO LIFE INSURANCE COMPANY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                JEFFREY C. MARTIN
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                                 ---------------

It is proposed that this filing will become effective (check appropriate space):

   |_| immediately upon filing pursuant to paragraph (b) of Rule 485


   |X| on  May 1, 1999   pursuant to paragraph (b) of Rule 485
          -------------
             (date)


   |_| 60 days after filing pursuant to paragraph (a) of Rule 485

   |_| on                pursuant to paragraph (a) of Rule 485
          -------------
             (date)

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY FORM N-8B-2)

N-8B-2 ITEM NUMBER      LOCATION
------------------      --------

       1.               Cover Page

       2.               Cover Page

       3.               Not Applicable

       4.               Sale of the Contract and Sales Commissions

       5.               Pruco Life Variable Appreciable Account

       6.               Pruco Life Variable Appreciable Account

       7.               Not Applicable

       8.               Not Applicable

       9.               Litigation

      10. Introduction and Summary; Short-Term Cancellation Right, or "Free Look"; Contract Forms; Contract Date; Premiums; Allocation of Premiums; Transfers; Charges and Expenses; How a Contract's Cash Surrender Value Will Vary; How a Contract's Death Benefit Will Vary; Surrender of a Contract; Withdrawal of Excess Cash Surrender Value; When Proceeds are Paid; Contract Loans; Lapse and Reinstatement; Options on Lapse; Right to Exchange a Contract for a Fixed-Benefit Insurance Policy; Tax-Qualified Pension Plans; The Fixed-Rate Option; Other General Contract Provisions; Voting Rights; Substitution of Series Fund Shares; Increases in Face Amount; Decreases in Face Amount; The Prudential Series Fund, Inc.

      11.               Introduction and Summary; Pruco Life Variable
                        Appreciable Account

      12. Cover Page; Introduction and Summary; The Prudential Series Fund, Inc.; Sale of the Contract and Sales Commissions

      13. Introduction and Summary; The Prudential Series Fund, Inc.; Premiums; Allocation of Premiums; Charges and Expenses; Reductions of Charges for Concurrent Sales to Several Individuals; Sale of the Contract and Sales Commissions

      14. Introduction and Summary; Requirements for Issuance of a Contract

      15. Introduction and Summary; Premiums; Allocation of Premiums; Dollar Cost Averaging; Transfers; The Fixed Rate Option

      16.               Introduction and Summary; Detailed Information for
                        Contract Owners

N-8B-2 ITEM NUMBER      LOCATION
------------------      --------

      17. Surrender of a Contract; Withdrawal of Excess Cash Surrender Value; When Proceeds are Paid

      18. Pruco Life Variable Appreciable Account; How a Contract's Cash Surrender Value Will Vary

      19.               Reports to Contract Owners

      20.               Not Applicable

      21.               Contract Loans

      22.               Not Applicable

      23.               Not Applicable

      24.               Other General Contract Provisions; The Prudential Series
                        Fund, Inc.

      25.               Pruco Life Insurance Company; The Prudential Series
                        Fund, Inc.

      26. Introduction and Summary; The Prudential Series Fund, Inc.; Charges and Expenses

      27.               Pruco Life Insurance Company; The Prudential Series
                        Fund, Inc.

      28.               Pruco Life Insurance Company; Directors and Officers

      29.               Pruco Life Insurance Company

      30.               Not Applicable

      31.               Not Applicable

      32.               Not Applicable

      33.               Not Applicable

      34.               Not Applicable

      35.               Pruco Life Insurance Company

      36.               Not Applicable

      37.               Not Applicable

      38.               Sale of the Contract and Sales Commissions

      39.               Sale of the Contract and Sales Commissions

      40.               Not Applicable

      41.               Sale of the Contract and Sales Commissions

      42.               Not Applicable

N-8B-2 ITEM NUMBER      LOCATION
------------------      --------

      43.               Not Applicable

      44. Introduction and Summary; The Prudential Series Fund, Inc.; How a Contract's Cash Surrender Value Will Vary; How a Contract's Death Benefit Will Vary

      45.               Not Applicable

      46. Introduction and Summary; Pruco Life Variable Appreciable Account; The Prudential Series Fund, Inc.

      47.               Pruco Life Variable Appreciable
                        Account; The Prudential Series
                        Fund, Inc.

      48.               Not Applicable

      49.               Not Applicable

      50.               Not Applicable

      51.               Not Applicable

      52.               Substitution of Series Fund Shares

      53.               Tax Treatment of Contract Benefits

      54.               Not Applicable

      55.               Not Applicable

      56.               Not Applicable

      57.               Not Applicable

      58.               Not Applicable

      59. Financial Statements: Financial Statements of Pruco Life Variable Appreciable Account; Consolidated Financial Statements of Pruco Life Insurance Company and Subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                                  PURCO LIFE'S
                          VARIABLE APPRECIABLE LIFE(R)
                                   INSURANCE

                                                                      PROSPECTUS

                                                                  THE PRUCO LIFE
                                                            VARIABLE APPRECIABLE
                                                                         ACCOUNT


                                                                     MAY 1, 1999


                                                    PURCO LIFE INSURANCE COMPANY

PROSPECTUS
MAY 1, 1999
PRUCO LIFE INSURANCE COMPANY
VARIABLE APPRECIABLE ACCOUNT

VARIABLE
APPRECIABLE
LIFE(R)
INSURANCE CONTRACTS

This prospectus describes two forms of a variable life insurance contract (the "Contract") offered by Pruco Life Insurance Company ("Pruco Life", "us", or "we") under the name Variable APPRECIABLE LIFE(R) Insurance. Pruco Life, a stock life insurance company, is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). These Contracts provide whole life insurance protection. That is, they provide lifetime insurance coverage, as long as Scheduled Premiums are paid or charges are provided for by favorable investment experience. The first form of the Contract provides a death benefit that generally remains fixed in an amount you, as the Contract owner, choose and cash surrender values that vary daily. The second form also provides cash surrender values that vary daily and a death benefit that will also vary daily. Under both forms of contract, the death benefit will never be less than the "face amount" of insurance you choose. There is no guaranteed minimum cash surrender value.

AS OF MAY 1, 1992, PRUCO LIFE NO LONGER OFFERED THESE CONTRACTS FOR SALE.

You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

o Invest in one or more of 13 available subaccounts of the Pruco Life Variable Appreciable Account, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc.:

      MONEY MARKET               HIGH YIELD BOND      PRUDENTIAL JENNISON
      DIVERSIFIED BOND           STOCK INDEX          SMALL CAPITALIZATION STOCK
      GOVERNMENT INCOME          EQUITY INCOME        GLOBAL
      CONSERVATIVE BALANCED      EQUITY               NATURAL RESOURCES
      FLEXIBLE MANAGED

o Invest in the FIXED-RATE OPTION, which pays a guaranteed interest rate. Pruco Life will credit interest daily on any portion of the premium payment that you have allocated to the fixed-rate option at rates periodically declared by Pruco Life, in its sole discretion. Any such interest rate will never be less than an effective annual rate of 4%.

o Invest in the Pruco Life Variable Contract Real Property Account (the "REAL PROPERTY ACCOUNT"), described in a prospectus attached to this one.

You have considerable flexibility as to when and in what amounts you may pay premiums. Although it is to your advantage to pay a Scheduled Premium amount on the dates due, which are at least once a year but may be more often.

This prospectus describes the Contract generally and the Pruco Life Variable Appreciable Account. The attached prospectus for the Series Fund, and the Series Fund's statement of additional information describe the investment objectives and the risks of investing in the portfolios. Pruco Life may add additional investment options in the future.

You should retain this prospectus, together with the Contract for future reference.

The Securities and Exchange Commission ("SEC") maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          PRUCO LIFE INSURANCE COMPANY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 778-2255

APPRECIABLE LIFE is a registered mark of Prudential.

                               PROSPECTUS CONTENTS
                                                                            PAGE

INTRODUCTION AND SUMMARY.......................................................1
  BRIEF DESCRIPTION OF THE CONTRACT............................................1
  INVESTMENT OPTIONS: THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS..............1
  ADDITIONAL INVESTMENT OPTIONS................................................2
  EFFECT OF INVESTMENT PERFORMANCE ON THE CONTRACT FUND........................2
  CHARGES......................................................................2
  TYPES OF DEATH BENEFIT.......................................................4
  PREMIUMS.....................................................................4
  LAPSE AND GUARANTEE AGAINST LAPSE............................................4

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE
  VARIABLE APPRECIABLE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS
  AVAILABLE UNDER THE CONTRACT.................................................5
  THE PRUCO LIFE INSURANCE COMPANY.............................................5
  THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT..................................5
  THE PRUDENTIAL SERIES FUND, INC..............................................5
  THE PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT.......................6
  WHICH INVESTMENT OPTION SHOULD BE SELECTED?..................................6

DETAILED INFORMATION FOR CONTRACT OWNERS.......................................7
  REQUIREMENTS FOR ISSUANCE OF A CONTRACT......................................7
  SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK".................................7
  CONTRACT FORMS...............................................................7
  CONTRACT DATE................................................................8
  PREMIUMS.....................................................................8
  ALLOCATION OF PREMIUMS......................................................10
  DOLLAR COST AVERAGING.......................................................10
  TRANSFERS...................................................................11
  CHARGES AND EXPENSES........................................................11
  REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS............15
  HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY.............................16
  HOW A CONTRACT'S DEATH BENEFIT WILL VARY....................................16
  WHEN A CONTRACT BECOMES PAID-UP.............................................18
  FLEXIBILITY AS TO PAYMENT OF PREMIUMS.......................................18
  SURRENDER OF A CONTRACT.....................................................18
  WITHDRAWAL OF EXCESS CASH SURRENDER VALUE...................................19
  INCREASES IN FACE AMOUNT....................................................19
  DECREASES IN FACE AMOUNT....................................................21
  LAPSE AND REINSTATEMENT.....................................................21
  WHEN PROCEEDS ARE PAID......................................................22
  LIVING NEEDS BENEFIT........................................................22
  ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED
    PREMIUMS..................................................................23
  CONTRACT LOANS..............................................................25
  REPORTS TO CONTRACT OWNERS..................................................26
  OPTIONS ON LAPSE............................................................26
  RIGHT TO EXCHANGE A CONTRACT FOR A FIXED-BENEFIT INSURANCE POLICY...........27
  SALE OF THE CONTRACT AND SALES COMMISSIONS..................................27
  TAX TREATMENT OF CONTRACT BENEFITS..........................................27
  TAX-QUALIFIED PENSION PLANS.................................................29
  THE FIXED-RATE OPTION.......................................................29
  LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.........30
  OTHER GENERAL CONTRACT PROVISIONS...........................................30
  RIDERS......................................................................30
  VOTING RIGHTS...............................................................31
  SUBSTITUTION OF SERIES FUND SHARES..........................................31
  STATE REGULATION............................................................32

  EXPERTS.....................................................................32
  LITIGATION..................................................................32
  YEAR 2000 COMPLIANCE........................................................32
  ADDITIONAL INFORMATION......................................................33
  FINANCIAL STATEMENTS........................................................34

DIRECTORS AND OFFICERS........................................................35

FINANCIAL STATEMENTS OF THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT.......................................A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY
AND SUBSIDIARIES..............................................................B1

                            INTRODUCTION AND SUMMARY

THIS SUMMARY PROVIDES A BRIEF OVERVIEW OF THE MORE SIGNIFICANT ASPECTS OF THE CONTRACT. WE PROVIDE FURTHER DETAIL IN THE SUBSEQUENT SECTIONS OF THIS PROSPECTUS AND IN THE CONTRACT. THE CONTRACT, INCLUDING THE APPLICATION ATTACHED TO IT, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN YOU AND PRUCO LIFE AND YOU SHOULD RETAIN THESE DOCUMENTS.

BRIEF DESCRIPTION OF THE CONTRACT

AS OF MAY 1, 1992, PRUCO LIFE NO LONGER OFFERED THESE CONTRACTS FOR SALE.

As you read this prospectus you should keep in mind that this is a variable life insurance contract. Variable life insurance has significant investment aspects and requires you to make investment decisions, and therefore, it is also a "security." Securities that are offered to the public must be registered with the Securities and Exchange Commission. Because the contract provides whole-life permanent insurance, it also serves a second important objective. It may provide an increasing cash surrender value that can be used during your lifetime.

The Contracts are first and foremost life insurance. They provide insurance protection for the entire lifetime of the insured. But the Contracts also have significant and useful investment features. The Contract owner decides in which investment option[s] premium payments, less applicable charges, will be invested. The cash surrender value of the Contract will increase with favorable investment experience and decrease with unfavorable investment experience. The Contract's cash surrender value also reflects various Contract charges. The Contract owner will be able, from time to time, to reallocate and transfer invested amounts among the various subaccounts, the fixed-rate option, and the Real Property Account.

You may invest premiums in one or more of the 13 available subaccounts, the Pruco Life Variable Contract Real Property Account, or the fixed-rate option. Your Contract Fund value changes every day depending upon Contract charges, described in the chart below, and upon the change in value of the particular investment options that you have selected.

Although the value of your Contract Fund will increase if there is favorable investment performance in the subaccounts you select, there is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending the investment options you choose.

INVESTMENT OPTIONS: THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

You may invest in one or more of the 13 available investment subaccounts of Pruco Life's Variable Appreciable Account (the "Account"). Each is currently invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Prudential Insurance Company of America ("Prudential") acts as investment adviser to the Series Fund.

o MONEY MARKET PORTFOLIO - The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

o DIVERSIFIED BOND PORTFOLIO - The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

o GOVERNMENT INCOME PORTFOLIO - The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio invests primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government.

o CONSERVATIVE BALANCED PORTFOLIO - The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o FLEXIBLE MANAGED PORTFOLIO - The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o HIGH YIELD BOND PORTFOLIO - The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

o STOCK INDEX PORTFOLIO - The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks generally. The Portfolio attempts to duplicate the price and yield performance of Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

o EQUITY INCOME PORTFOLIO - The investment objective is both current income and capital appreciation. The Portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the S&P 500 Index or the NYSE Composite Index.

o EQUITY PORTFOLIO - The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

o PRUDENTIAL JENNISON PORTFOLIO - The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above average growth prospects.

o SMALL CAPITALIZATION STOCK PORTFOLIO - The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalization.

o GLOBAL PORTFOLIO - The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o NATURAL RESOURCES PORTFOLIO - The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

Further information about the Series Fund portfolios can be found under THE PRUDENTIAL SERIES FUND, INC. on page 5.

ADDITIONAL INVESTMENT OPTIONS

The two additional options, that are regulated differently from the other 13 because neither one is an investment company registered under the Investment Company Act of 1940, are:

o The FIXED-RATE OPTION increases the portion of your Contract Fund allocated to this option at a guaranteed rate of interest. Refer to THE FIXED-RATE OPTION on page 29 for more information.

o The REAL PROPERTY OPTION invests primarily in income-producing real property. It is described in a separate prospectus that is attached to this one.

EFFECT OF INVESTMENT PERFORMANCE ON THE CONTRACT FUND

Your Contract Fund value changes every day depending upon the change in the value of the particular portfolios and the two additional investment options that you have selected for the investment of your Contract Fund.

Although the value of your Contract Fund will increase if there is favorable investment performance, there is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See WHICH INVESTMENT OPTION SHOULD BE SELECTED?, page 6. If you select the fixed-rate option, Pruco Life credits your account with a stated rate of interest but you assume the risk that this rate may change in later years, although it will never be lower than an effective annual rate of 4%.

CHARGES

We deduct certain charges from each premium payment and from the amounts held in the designated investment options. In addition, Pruco Life makes additional charges if a Contract lapses or is surrendered during the first 10 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under CHARGES AND EXPENSES on page 11. In brief, Pruco Life may make the following charges:

                  ---------------------------------------------
                                 PREMIUM PAYMENT
                  ---------------------------------------------

                  ---------------------------------------------
                  o     less a charge for taxes attributable to
                        premiums
                  o     less $2 processing fee
                  o     We deduct a sales charge from the
                        Contract Fund of up to 5% of the
                        portion of the premium remaining after
                        deducting the $2 processing fee
                  ---------------------------------------------

--------------------------------------------------------------------------------
                               NET PREMIUM AMOUNT

o     To be invested in one or a combination of:
      o     The invested portfolios of the Series Fund
      o     The fixed-rate option
      o     The Real Property Account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DAILY CHARGES

o We deduct management fees and expenses from the Series Fund and, if applicable, from the Real Property assets. See THE PRUDENTIAL SERIES FUND, Inc., page 5, and PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT, page 6.
o We deduct a daily mortality and expense risk charge, equivalent to an annual rate of up to 0.6% from the variable investment options assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 MONTHLY CHARGES

o We reduce the Contract Fund by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.
o We reduce the Contract Fund by an administrative charge of up to $2.50 per Contract and up to $0.02 per $1,000 of face amount of insurance.
o We deduct a charge for anticipated mortality, with the maximum charge based on 1980 CSO Tables.
o     If the Contract includes riders, we deduct rider charges from the Contract
      Fund.
o If the rating class of the insured results in an extra charge, we will deduct that charge from the Contract Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                POSSIBLE CHARGES

o During the first 10 years, if the Contract lapses or is surrendered, we assess a contingent deferred sales charge. The maximum contingent deferred sales charges are reduced for Contracts that have been inforce for more than five years.
o During the first 10 years, if the Contract lapses or is surrendered, we assess a contingent deferred administrative charge; this charge begins to decline uniformly after the fifth Contract year so that it disappears on the 10th Contract anniversary.
o We assess an administrative processing charge equal to the lesser of $15 or 2% for each withdrawal of excess cash surrender value.
--------------------------------------------------------------------------------

TYPES OF DEATH BENEFIT

You choose either of two Contract Forms. Under Contract Form A, the death benefit remains fixed in amount (unless the Contract becomes paid-up) and only the cash surrender value will vary with investment experience. Under a newer version, sold in most jurisdictions beginning in September 1986, the death benefit may be increased to ensure that the Contract continues to satisfy the Internal Revenue Code's definition of life insurance. Under Contract Form B, both the death benefit and the cash surrender value will vary with investment experience. However, the death benefit will never be less than the face amount regardless of investment experience. There is no minimum cash surrender value under either form of the Contract. (Unless we specifically state otherwise, all descriptions of and references to the "Contract" apply to both old and new Form A and Form B Contracts.)

PREMIUMS

You have flexibility with respect to the payment of premiums. The Contract sets forth Scheduled Premiums payable annually, semi-annually, quarterly or monthly. But you are generally permitted, within very broad limits, to pay greater than Scheduled Premiums. However, the payment of premiums in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract for federal income tax purposes. See PREMIUMS, page 8 and TAX TREATMENT OF CONTRACT BENEFITS, page 27. The net portion of such payments will promptly be invested in the manner you previously selected. Cash surrender values will generally be increased whenever premiums are paid, unless earlier unfavorable investment experience must first be offset. The amount payable upon death under Contract Form B will also, generally, be increased by the payment of premiums.

LAPSE AND GUARANTEE AGAINST LAPSE

As long as you pay Scheduled Premiums on or before the due dates (or within a 61-day grace period after the scheduled due date) and missed premiums are made up later with interest, the Contract will not lapse, even if investment experience is unfavorable. Thus, the payment of Scheduled Premiums guarantees insurance protection at least equal to the face amount of the Contract. However, the failure to pay a minimum Scheduled Premium will not necessarily result in lapse of the Contract. If the net investment experience has been greater than the 4% assumed net rate of return used by Pruco Life's actuaries in designing this Contract, with a consequent increase in the amount invested under the Contract, and the Contract owner then fails to pay premiums when due, Pruco Life will use the "excess" amount to pay the charges due under the Contract and thus keep the Contract inforce. See LAPSE AND REINSTATEMENT, page 21. In this case, so long as the excess amount is sufficient, the Contract will not lapse despite the owner's failure to pay Scheduled Premiums.

The amount of the Scheduled Premium, for a specific face amount of insurance, depends upon the insured's sex (except where unisex rates apply), age at issue, and risk classification. The Scheduled Premium cannot be increased until the Contract anniversary after the insured's 65th birthday or, if later, 10 years from the date the Contract is issued. A new, higher Scheduled Premium, called the "second premium amount," is payable after this period. The second premium amount will be stated in each Contract. It is calculated on the assumptions that only Scheduled Premiums have been paid, and they have been paid when due, that maximum mortality charges (covering the cost of insurance for the period in question) and expense charges have been deducted, and that the net investment return upon the amount invested under the Contract has been equal to the 4% assumed net rate of return. If the amount invested under the Contract is higher than would be the case if the above conservative assumptions are borne out by experience, which currently appears to be a reasonable expectation, premiums after the insured's 65th birthday (or at 10 years after the issue date, if later) will be lower than the second premium amount stated in the Contract (and may or may not be higher than the initial Scheduled Premium).

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN YOUR BEST INTEREST. IN MOST CASES, IF YOU REQUIRE ADDITIONAL COVERAGE, THE BENEFITS OF YOUR EXISTING CONTRACT CAN BE PROTECTED BY PURCHASING ADDITIONAL INSURANCE OR A SUPPLEMENTAL CONTRACT. IF YOU ARE CONSIDERING REPLACING A CONTRACT, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING CONTRACT WITH THE BENEFITS AND COSTS OF PURCHASING ANOTHER CONTRACT AND YOU SHOULD CONSULT A QUALIFIED TAX ADVISER.

THIS PROSPECTUS WAS ONLY OFFERED IN JURISDICTIONS IN WHICH THE OFFERING WAS LAWFUL. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PRUDENTIAL SERIES FUND PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AND THE PROSPECTUS FOR THE REAL PROPERTY ACCOUNT.

                 GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE
                COMPANY, PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT,
                  AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE
                               UNDER THE CONTRACT

PRUCO LIFE INSURANCE COMPANY


Pruco Life Insurance Company ("Pruco Life", "us", or "we") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life is a wholly-owned subsidiary of Prudential, a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval, all of which could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.

The plan of reorganization, which hasn't been developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts and issue years of their policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the Company's subsidiaries, such as the Pruco Life insurance companies, would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contract owners of Prudential's subsidiaries.

As of December 31, 1998, Prudential has invested over $442 million in Pruco Life in connection with Pruco Life's organization and operation. Prudential may make additional capital contributions to Pruco Life as needed to enable it to meet its reserve requirements and expenses. Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life's consolidated financial statements begin on page B1 and should be considered only as bearing upon Pruco Life's ability to meet its obligations under the Contracts.


PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


Pruco Life Variable Appreciable Account (the "Account") was established on January 13, 1984 under Arizona law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life. Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.

The Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). This does not involve any supervision by the SEC of the management, investment policies, or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life. Currently, you may invest in one or a combination of 13 subaccounts within the Account, each of which invests in a single corresponding portfolio of the Series Fund. We may add additional subaccounts in the future. The Account's financial statements begin on page A1.


THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc., an open-end diversified management investment company, which sold its shares only to separate accounts of Pruco Life and Pruco Life Insurance Company of New Jersey, was merged into the Series Fund. Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life to provide benefits under the Contracts and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.


Prudential is the investment adviser for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"). The Service Agreement provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary, Jennison Associates LLC ("Jennison"). Jennison furnishes investment advisory services for the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC, and Jennison are registered as investment advisers under the 1940 Act.

As an investment adviser, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See CHARGES AND EXPENSES, page 11.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage. The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, RESTRICTIONS, EXPENSES, INVESTMENT RISKS, AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE SERIES FUND WILL BE MET.


THE PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT


The Pruco Life Variable Contract Real Property Account (the "Real Property Account") is a separate account of Pruco Life. This account, through a general partnership formed by Prudential and two of its subsidiaries, Pruco Life and Pruco Life of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the asset value.

The Partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A FULL DESCRIPTION OF THE REAL PROPERTY ACCOUNT, ITS MANAGEMENT, POLICIES, RESTRICTIONS, CHARGES AND EXPENSES, INVESTMENT RISKS, INVESTMENT OBJECTIVES, AND ALL OTHER ASPECTS OF THE REAL PROPERTY ACCOUNT'S AND THE PARTNERSHIP'S OPERATIONS IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE REAL PROPERTY ACCOUNT. IT SHOULD BE READ TOGETHER WITH THIS PROSPECTUS BY ANY CONTRACT OWNER CONSIDERING THE REAL ESTATE INVESTMENT OPTION. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE REAL PROPERTY ACCOUNT WILL BE MET.

WHICH INVESTMENT OPTION SHOULD BE SELECTED?


Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, or Natural Resources Portfolios may be desirable options for Contract owners who are willing to accept such volatility in their Contract values. Each of these equity portfolios involves different investment risks, policies, and programs.


You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Government Income or Diversified Bond Portfolios. Or, you may want even greater safety of principal and may prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater for lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgement for an appropriate asset mix by choosing one of the Balanced Portfolios. The Real Property Account permits diversification to your investment under the Contract to include an interest in a pool of income-producing real property, and real estate is often considered to be a hedge against inflation.

Your choice should take into account how willing you are to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Pruco Life representative from time to time about choices available to you under the Contract. Pruco Life recommends AGAINST frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

                    DETAILED INFORMATION FOR CONTRACT OWNERS


REQUIREMENTS FOR ISSUANCE OF A CONTRACT


As of May 1, 1992, Pruco Life no longer offered these Contracts for sale. Generally, the minimum initial guaranteed death benefit was $60,000. However, higher minimums are applied to insureds over the age of 75. Insureds 14 years of age or less could apply for a minimum initial guaranteed death benefit of $40,000. The Contract was generally issued on insureds below the age of 81. Before issuing any Contract, Pruco Life required evidence of insurability which may have included a medical examination. Non-smokers who met preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract which was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.


SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

CONTRACT FORMS


Two forms of the Contract were available. The Scheduled Premium for the Contract was the same for a given insured, regardless of which Contract Form you chose. Contract Form A has a death benefit equal to the initial face amount of insurance. The death benefit of a Form A Contract does not vary with the investment performance of the investment options you selected, unless the Contract becomes paid-up or, under a revised version of the Contract, unless the death benefit is increased to ensure that the Contract meets the Internal Revenue Code's definition of life insurance. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 16. Favorable investment results on the assets related to the Contract and greater than Scheduled Premiums will generally result in increases in the cash surrender value. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 16.

Contract Form B also has an initial face amount of insurance but favorable investment performance and greater than Scheduled Premiums generally result in an increase in the death benefit and, over time, in a lesser increase in the cash surrender value than under the Form A Contract. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 16 and HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 16. Unfavorable investment performance will result in decreases in the death benefit (but never below the face amount stated in the Contract) and in the cash surrender value.


Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased, on the Contract anniversary after the insured's 21st birthday, to 150% of the initial face amount, so long as the Contract is not then in default. This new face amount becomes the new guaranteed minimum death benefit. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See WHEN A CONTRACT BECOMES PAID-UP, page 18 and HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 16. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See item 6 under CHARGES AND EXPENSES, page 11. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 27. You should consult your tax adviser and Pruco Life representative before making unscheduled premium payments.

Contract owners of Form A Contracts should note that a withdrawal may result in a portion of the surrender charge being deducted from the Contract Fund. Furthermore, a Contract owner with a minimum face amount Form A Contract cannot make withdrawals. Contract owners of Form B Contracts will not incur a surrender charge for a withdrawal and are not restricted if they purchased a minimum size Contract. See WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 19.

Under the original versions of these Contracts, there are other distinctions between the Contract Forms. Contract Form A will become paid-up more rapidly than a comparable Form B Contract. But Contract owners of Form A Contracts should be aware that since premium payments and favorable investment experience do not increase the death benefit, unless the Contract has become paid-up, the beneficiary will not benefit from the possibility that the Contract will have a large cash surrender value at the time of the insured's death.

Under a revised version of the Contract that was made available beginning in September 1986, in jurisdictions where it is approved, the Contract will never become paid-up. Instead, the death benefit under these revised Contracts is always at least as great as the Contract Fund divided by the net single premium. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 16. Thus, instead of becoming paid-up, the Contract's death benefit will always be large enough to meet the Internal Revenue Code's definition of life insurance. Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of at least Scheduled Premiums will be allowed.


CONTRACT DATE


The Contract Date will ordinarily be the later of the application date and the medical examination date. Under certain circumstances, we allowed the Contract to be back-dated, but only to a date not earlier than six months prior to the date of the application. It was advantageous for a Contract owner to have an earlier Contract Date if it resulted in the use by Pruco Life of a lower attained age in determining the amount of the Scheduled Premium. Pruco Life required the payment of all premiums that would have been due had the application date coincided with the back-dated Contract Date. The death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract Date, all Scheduled Premiums been received on their due dates, and all Contract charges been made. See CHARGES AND EXPENSES, page 11.


PREMIUMS


Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis on due dates set forth in the Contract. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate Pruco Life both for the additional processing costs (see item 1 under CHARGES AND EXPENSES, page 11) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract year. The premium amount depends on the Contract's initial death benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than monthly, we will notify you about three weeks before each due date, that a premium is due. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with Pruco Life's consent.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. Currently, Contract owners selecting the Pru-Matic Premium Plan on

Contracts issued after June 1, 1987 will have reduced current monthly expense charges. See item 4 under CHARGES AND EXPENSES, page 11. You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

Each Contract sets forth two premium amounts. The initial premium amount is payable on the Contract Date (the date the Contract was issued, as noted in each individual Contract) and on each subsequent due date until the Contract's anniversary immediately following the insured's 65th birthday (or until the Contract's tenth anniversary, if that is later). The second and higher premium amount set forth in the Contract is payable on and after that anniversary (the "premium change date"). However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been had only Scheduled Premiums been paid, had maximum contractual charges been deducted, and had only an average net rate of return of 4% been earned, then the second premium amount will be lower than the maximum amount stated in the Contract. Under the original version of the Contracts, if investment experience has been favorable enough, the Contract may become paid-up before or by the premium change date. We reserve the right not to accept any further premium payments on a paid-up Contract. We will tell you what the amount of your second premium will be.

The Contracts include a premium change date, with Scheduled Premiums potentially increasing after that date to a second premium amount. Thus, you are provided with both the flexibility to pay lower initial Scheduled Premiums and a guarantee of lifetime insurance coverage, if all Scheduled Premiums are paid. The tables on pages T1 through T4 show how the second premium amount compares with the first premium amount under Contracts and for different hypothetical investment results.


The following table shows, for two face amounts, representative initial preferred rating and standard rating annual premium amounts under either Form A or Form B Contracts issued on insureds who are not substandard risks:

----------------------------------------------------------------------
                   $60,000 FACE AMOUNT        $100,000 FACE AMOUNT
                ------------------------------------------------------
                 PREFERRED     STANDARD     PREFERRED      STANDARD
----------------------------------------------------------------------
MALE, AGE 35
AT ISSUE          $554.80      $669.40       $902.00      $1,093.00
----------------------------------------------------------------------
FEMALE, AGE 45
AT ISSUE          $698.80      $787.60      $1,142.00     $1,290.00
----------------------------------------------------------------------
MALE, AGE 55
AT ISSUE         $1,556.20    $1,832.20     $2,571.00     $3,031.00
----------------------------------------------------------------------

The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 105% to 109% of the annual premium for that Contract.

----------------------------------------------------------------------
                  $60,000 FACE AMOUNT          $100,000 FACE AMOUNT
                ------------------------------------------------------
                  MONTHLY       ANNUAL        MONTHLY        ANNUAL
----------------------------------------------------------------------
MALE, AGE 35
AT ISSUE          $50.00       $554.80         $80.00         $902.00
----------------------------------------------------------------------
FEMALE, AGE 45
AT ISSUE          $62.60       $698.80        $101.00       $1,142.00
----------------------------------------------------------------------
MALE, AGE 55
AT ISSUE         $136.40     $1,556.20        $224.00       $2,571.00
----------------------------------------------------------------------

You may select a higher contemplated premium than the Scheduled Premium. We will bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Under the original version of the Contracts, such payments may also provide a means of obtaining a paid-up Contract earlier than if only Scheduled Premiums are paid.

In some cases the payment of greater than Scheduled Premiums or favorable investment experience may result in the Contract becoming paid-up so that no further premium payments will be necessary. If this happens, Pruco Life may refuse to accept any further premium payments. If a Contract becomes paid-up, the death benefit then inforce becomes the guaranteed minimum death benefit; apart from this guarantee, the death benefit and the cash surrender value of the paid-up Contract will thereafter vary daily to reflect the investment experience of amounts invested under the Contract. Contracts sold beginning in September 1986 in jurisdictions where all necessary approvals have been obtained will no longer become paid-up. Instead, the death benefit will be increased so that it is always at least as great as the Contract Fund divided by the net single premium for the insured's attained age at such time. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 16. The term "Contract Fund" refers generally to the total amount invested under the Contract and is defined under CHARGES AND EXPENSES on page 11. The term "net single premium," the factor which determines how much the death benefit will increase for a given increase in the Contract Fund, is defined and illustrated under item 2 of HOW A CONTRACT'S DEATH BENEFIT WILL VARY on page 16. Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the lesser of two years' Scheduled Premiums or the average of all premiums paid over the last five years will generally be allowed.

The payment of premiums substantially in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract. If this happens, loans and other distributions which otherwise would not be taxable events may be subject to federal income taxation. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.


ALLOCATION OF PREMIUMS


The initial premium, after we deduct applicable charges, is allocated among the subaccounts, the fixed-rate option or the Real Property Account on the Contract Date, according to the desired allocation specified in the application form. The invested portion of all subsequent premiums, are placed in the selected investment option[s] on the date of receipt at a Home Office. A $2 per payment processing charge and a deduction of up to 7.5% to cover certain charges apply to all subsequent premium payments. The remainder will be invested as of the end of the valuation period in which it is received at a Home Office in accordance with the allocation you previously designated. The "valuation period" means the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:15 p.m. Eastern time on each day during which the New York Stock Exchange is open. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular subaccount, to the fixed-rate option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

DOLLAR COST AVERAGING

Under the Dollar Cost Averaging ("DCA") feature, either fixed dollar amounts or a percentage of the amount you designate under the DCA option will be transferred periodically from the DCA Money Market Subaccount into other subaccounts available under the Contract, excluding the Money Market subaccount and the fixed-rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account and must be a minimum of $20 transferred into any one investment option. These amounts are subject to change at Pruco Life's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

Currently, the amount initially designated to DCA must be at least $2,000. This minimum is subject to change at Pruco Life's discretion. Subject to the limitations on premium payments and transfers, you may allocate or transfer amounts to the DCA account after DCA has been established and as long as the DCA account has a positive balance. In addition, if you pay premiums on an annual or semi-annual basis and you have already established DCA, the premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.


Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date (i.e. the Contract Date and the same date in each subsequent month), provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of that month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If the Contract has outstanding premium allocation to the DCA account, but the DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently, there is no charge for using the DCA feature.

TRANSFERS


If the Contract is not in default, or if the Contract is inforce as variable reduced paid-up insurance (see OPTIONS ON LAPSE, page 26), you may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed-rate option or to the Real Property Account. Currently, you may make additional transfers with our consent without charge. All or a portion of the amount credited to a subaccount may be transferred.

Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or if you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, see ASSIGNMENT, page 30, depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed-rate option will be permitted during each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is the greater of: (a) 25% of the amount in the fixed-rate option, and (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Home Office. Pruco Life may change these limits in the future. Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

We may, on a non-discriminatory basis, permit the owner of an APPRECIABLE LIFE insurance policy issued by Pruco Life (this fixed-benefit policy is briefly described under RIGHT TO EXCHANGE A CONTRACT FOR A FIXED-BENEFIT INSURANCE POLICY on page 27) to exchange his or her policy for a comparable Variable APPRECIABLE LIFE Contract with the same Contract Date, Scheduled Premiums, and Contract Fund without charge.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the subaccounts and will be discouraged. If such a pattern were to be found, we may be required to modify the transfer procedures, including but not limited to refusing transfer requests of an agent under a power of attorney on behalf of more than one Contract owner.


CHARGES AND EXPENSES


This section provides a more detailed description of each charge that is described briefly in the chart on page 3.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. If circumstances change, Pruco Life reserves the right to increase each current charge, up to the maximum charge, without giving any advance notice.

All of the charges we make, whether deducted from premiums or from the Contract Fund, are described below:

1. We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, you will incur lower aggregate processing charges than those who pay premiums more frequently. During 1998, 1997, and 1996, Pruco Life received a total of approximately $3,796,000, $4,104,000, and $4,422,000, respectively, in processing charges.

2. We deduct a charge of up to 5% from each premium payment for sales expenses. This charge, often called a "sales load", is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. We will deduct part of this sales load from each premium received in an amount up to 5% of the portion of the premium remaining after the $2 administrative charge has been deducted. We also deduct 5% of each additional premium, whether scheduled or unscheduled. We will deduct the remainder of the sales load only if the Contract is surrendered or stays in default past its days of grace. This second part is called the deferred sales charge. However, we will not deduct the deferred sales charge for Contracts that lapse or are surrendered on or after the Contract's tenth anniversary. The deferred sales charge will be reduced for Contracts that lapse or are surrendered sometime between the eighth month of the sixth year and the 10th anniversary. No deferred sales charge is applicable to the death benefit, no matter when that becomes payable.

      For Contracts under which premiums are payable annually, we will charge the maximum deferred sales charge if the Contract lapses or is surrendered, until the seventh month of the sixth Contract year. Thereafter, the sales charge will be the maximum charge reduced uniformly until it becomes zero at the end of the tenth Contract year. More precisely, the deferred sales charge will be the maximum charge reduced by a factor equal to the number of complete months that have elapsed between the end of the sixth month in the Contract's sixth year and the date of surrender or lapse, divided by 54 (since there are 54 months between that date and the Contract's 10th anniversary). The following table shows illustrative deferred sales load charges that will be made when such Contracts are surrendered or lapse.


--------------------------------------------------------------------------------
    FOR                THE DEFERRED SALES CHARGE         WHICH IS EQUAL TO THE
 CONTRACTS               WILL BE THE FOLLOWING          FOLLOWING PERCENTAGE OF
SURRENDERED           PERCENTAGE OF ONE SCHEDULED     THE SCHEDULED PREMIUMS DUE
  DURING                    ANNUAL PREMIUM                TO DATE OF SURRENDER
--------------------------------------------------------------------------------
Entire Year 1                     25%                           25.00%
Entire Year 2                     30%                           15.00%
Entire Year 3                     35%                           11.67%
Entire Year 4                     40%                           10.00%
Entire Year 5                     45%                            9.00%
First 7 Months of Year 6          45%                            7.50%
First Month of Year 7             40%                            5.71%
First Month of Year 8             30%                            3.75%
First Month of Year 9             20%                            2.22%
First Month of Year 10            10%                            1.00%
First Month of Year 11
        and Thereafter             0%                            0.00%
--------------------------------------------------------------------------------


      For Contracts under which premiums are payable more frequently than annually, the deferred sales charge will be 25% of the first year's Scheduled Premiums due on or before the date of surrender or lapse and 5% of the Scheduled Premiums for the second through fifth Contract years due on or before the date of surrender or lapse. Thus, for such Contracts the maximum deferred sales charge will also be equal to 9% of the total Scheduled Premiums for the first five Contract years. This amount will be higher in dollar amount than it would have been had premiums been paid annually because the total of the Scheduled Premiums is higher. See PREMIUMS, page 8. To compensate for this, the reduction in the deferred sales charge will start slightly earlier for Contracts under which premiums are paid semi-annually, still earlier if premiums are paid quarterly and even earlier if premiums are paid monthly. The reductions are graded smoothly so that the dollar amount of the deferred sales charge for two persons of the same age, sex, contract size, and Contract Date, will be identical beginning in the seventh month of the sixth Contract year without regard to the frequency at which premiums were paid.

      For purposes of determining the deferred sales charge, the Scheduled Premium is the premium payable for an insured in the preferred rating class, even if the insured is in a higher rated risk class. Moreover, if premiums have been paid in excess of the Scheduled Premiums, the charge is based upon the Scheduled Premiums. If a Contract is surrendered when less than the aggregate amount of the Scheduled Premiums due on or before the date of surrender has been paid, the deferred sales charge percentages will be applied to the premium payments due on or before the fifth anniversary date that were actually paid, whether timely or not, before surrender. During 1998, 1997, and 1996, Pruco Life received a total of approximately $48,000, $256,000, and $407,000, respectively, in sales load charges.

      We waive the portion of the sales load deducted from each premium (5% of the portion of the premium remaining after the $2 processing charge has been deducted) for premiums paid after total premiums paid under the Contract exceed five years of Scheduled Premiums on an annual basis. Thus, with respect to a premium paid after that total is reached, only the 2.5% premium tax charge and the $2 processing charge is deducted before the premium is allocated to the Account, fixed-rate option or the Real Property Account according to your instructions. We may, on a uniform and non-contractual basis, withdraw or modify this concession, although we do not currently intend to do so. If you elect to increase the face amount of your Contract, the rules governing the non-guaranteed waiver of the 5% front-end sales load will apply separately to the base Contract and the increase, as explained under INCREASES IN FACE AMOUNT on page 19.

3. We deduct a charge from each premium payment for state and local premium-based taxes. This charge is equal to 2.5% of the premium remaining after the $2 processing charge has been deducted. (The 7.5% deduction referred to on page 11 is made up of the 5% sales load charge and the 2.5% premium tax charge.) State premium tax rates vary from jurisdiction to jurisdiction and generally range from 0.75% to 5% (but in some instances may exceed 5%). Pruco Life may collect more for this charge than it actually pays for premium taxes. During 1998, 1997, and 1996, Pruco Life received a total of approximately $4,694,000, $5,040,000, and $5,636,000, respectively, in charges for payment of state and local premium taxes.

4. On each Monthly date, we reduce the Contract Fund by an expense charge of $2.50 per Contract and up to $0.02 per $1,000 of face amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). Currently, this $0.02 per $1,000 charge will not be greater than $2 per month. We currently waive this $0.02 per $1,000 charge for Contracts issued after June 1, 1987 on a Pru-Matic Plan basis. Thus, for a Contract with the minimum face amount of $60,000, not issued on a Pru-Matic Plan basis, the aggregate amount deducted each year will be $44.40. This charge is to compensate Pruco Life for administrative expenses incurred, among other things, for processing claims, paying cash surrender values, making Contract changes, keeping records, and communicating with Contract owners. We will not make this charge if your Contract becomes paid-up or has been continued inforce, after lapse, as variable reduced paid-up insurance. During 1998, 1997, and 1996, Pruco Life received a total of approximately $12,474,000, $13,100,000, and $13,709,000, respectively, in monthly administrative charges.

5. On each Monthly date, we reduce the Contract Fund by a charge of $0.01 per $1,000 of face amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the face amount, provided Scheduled Premiums are paid on or before the due date or during the grace period. We do not make this charge if your Contract becomes paid-up or has been continued inforce, after lapse, as variable reduced paid-up insurance. During 1998, 1997, and 1996, Pruco Life received a total of approximately $1,649,000, $2,494,000, and $2,572,000, respectively, for this risk charge.

6. On each Monthly date, we deduct a mortality charge from the Contract Fund to cover anticipated mortality costs. When an insured dies, the amount paid to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges enable Pruco Life to pay this larger death benefit. We determine the charge by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract Fund) by a rate based upon: (1)the insured's sex (except where unisex rates apply); (2) current attained age; and (3) the anticipated mortality for that class of persons. The maximum rate that Pruco Life may charge is based upon the 1980 CSO Tables. We may determine that a lesser amount than that called for by these mortality tables will be adequate to defray anticipated mortality costs for insureds of particular ages. If this occurs, we may make a lower mortality charge for such persons. We reserve the right to charge full mortality charges based on the applicable 1980 CSO Table, and any lower current mortality charges are not applicable to Contracts inforce pursuant to an option on lapse. See OPTIONS ON LAPSE, page 26. If a Contract has a face amount of at least $100,000 and the insured has met strict underwriting requirements so that the Contract is inforce on a "Select Rating" basis for the particular risk classification, current mortality charges for all ages may be lower still.

      Certain Contracts, for example Contracts issued in connection with tax-qualified pension plans, may be issued on a "guaranteed issue" basis and may have current mortality charges which are different from those mortality charges for Contracts which are individually underwritten. These Contracts with different current mortality charges may be offered to categories of individuals meeting eligibility guidelines determined by Pruco Life.


7. We deduct a charge for assuming mortality and expense risks. We deduct daily from the assets of each of the subaccounts of the Account and/or from the subaccount of the Real Property Account relating to this Contract, a percentage of those assets equivalent to an effective annual rate of 0.6%. The mortality risk assumed is that insureds may live for a shorter period of time than Pruco Life estimated. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life estimated. During 1998, 1997, and 1996, Pruco Life received a total of approximately $19,159,000, $16,981,000, and $15,162,000, respectively, in mortality and expense risk charges. This charge is not assessed against amounts allocated to the fixed-rate option.

8. We deduct an administrative charge of $5 for each $1,000 of face amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less) upon lapse or surrender of the Contract. This charge is made to cover the costs of: (1) processing applications; (2) conducting medical examinations; (3) determining insurability and the insured's risk class; and (4) establishing records relating to the Contract. However, this charge will not be assessed upon issuance of the Contract, nor will it ever be deducted from any death benefit payable under the Contract. Rather, it will be deducted only if the Contract is surrendered or lapses when it is in default past its days of grace, and even then it will not be deducted at all for Contracts that stay inforce through the end of the Contract's 10th anniversary (later if additional insurance is added after issue). And the charge will be reduced for Contracts that lapse or are surrendered before then but after the Contract's fifth anniversary. Specifically, the charge of $5 per $1,000 will be assessed upon surrenders or lapses occurring on or before the Contract's fifth anniversary. For each additional full month that the Contract stays inforce on a premium paying basis, this charge is reduced by $0.0833 per $1,000 of initial face amount, so that it disappears on the 10th anniversary. During 1998, 1997, and 1996, Pruco Life received a total of approximately $684,000, $1,740,000, and $3,580,000, respectively, from surrendered or lapsed Contracts. Additionally, if a Contract has a face amount of at least $100,000 and was issued on other than a Select Rating basis (see item 6, above), the owner may request that the Contract be reclassified to a Select Rating basis. Requests for reclassification to a Select Rating basis may be subject to an underwriting fee of up to $250, but we currently intend to waive that charge if the reclassification is effected concurrently with an increase in face amount.

9. We deduct an administrative processing charge, in connection with each withdrawal of cash surrender value, which is the lesser of: (a) $15; and
      (b) 2% of each withdrawal amount. See WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 19.

10. If the Contract includes riders, we make monthly deductions from the Contract Fund for charges applicable to those riders. A deduction will also be made if the rating class of the insured results in an extra charge.


11. An investment advisory fee is deducted daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.


      The total expenses of each portfolio for the year 1998, expressed as a percentage of the average assets during the year, are shown below:

--------------------------------------------------------------------------------
                                                                      TOTAL
                           INVESTMENT      OTHER EXPENSES           EXPENSES
                            ADVISORY       (AFTER EXPENSE        (AFTER EXPENSE
       PORTFOLIO              FEE          REIMBURSEMENT)*       REIMBURSEMENT)*
--------------------------------------------------------------------------------

MONEY MARKET                 0.40%              0.00%*                0.40%*
DIVERSIFIED BOND             0.40%              0.00%*                0.40%*
GOVERNMENT INCOME            0.40%              0.03%                 0.43%
CONSERVATIVE BALANCED        0.55%              0.00%*                0.40%*
FLEXIBLE MANAGED             0.60%              0.00%*                0.40%*
HIGH YIELD BOND              0.55%              0.03%                 0.58%
STOCK INDEX                  0.35%              0.02%                 0.37%
EQUITY INCOME                0.40%              0.02%                 0.42%
EQUITY                       0.45%              0.00%*                0.40%*
PRUDENTIAL JENNISON          0.60%              0.03%                 0.63%
SMALL CAPITALIZATION STOCK   0.40%              0.07%                 0.47%
GLOBAL                       0.75%              0.11%                 0.86%
NATURAL RESOURCES            0.45%              0.04%                 0.49%
--------------------------------------------------------------------------------

* Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc. (0.4%), in which the Account previously invested. Pruco Life currently makes payments to the following five subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in the Money Market, Diversified Bond, Conservative Balanced, Flexible Managed, and Equity Portfolios will not exceed 0.4%. Without such adjustments, the portfolio expenses indirectly borne by a Contract owner, expressed as a percentage of the average daily net assets by portfolio, would have been:

      (1)    0.41% for the Money Market Portfolio;
      (2)    0.42% for the Diversified Bond Portfolio;
      (3)    0.57% for the Conservative Balanced Portfolio;
      (4)    0.61% for the Flexible Managed Portfolio; and
      (5)    0.47% for the Equity Portfolio.


      No such offset will be made with respect to the remaining portfolios, which had no counterparts in the Pruco Life Series Fund, Inc.


The earnings of the Account are taxed as part of the operations of Pruco Life. No charge is being made currently to the Account for Company federal income taxes. Pruco Life reviews the question of a charge to the Account for Company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.


Under current laws, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contracts or the Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

The investment management fee and other expenses charged against the Real Property Account are described in the attached prospectus for that investment option.

REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS


We may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Pruco Life determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors: (1) the number of individuals; (2) the total amount of premium payments expected to be received from these Contracts; (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts; (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which we believe to be relevant in determining whether reduced sales or administrative expenses may be expected. Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Pruco Life on a uniform basis. Pruco Life's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY


Your Contract has a cash surrender value which may be obtained while the insured is living by surrender of the Contract. Unlike traditional fixed-benefit whole-life insurance, however, a Contract's cash surrender value is not known in advance because it varies daily with the investment performance of the subaccount[s] and/or Real Property Account in which the Contract participates.

On the Contract Date, the Contract Fund value is the invested portion of the initial premium less the first monthly deductions. This amount is placed in the investment option[s] designated by the owner. Thereafter, the Contract Fund value changes daily, reflecting increases or decreases in:

(1) the value of the securities in which the assets of the subaccount[s] have been invested;
(2) the investment performance of the Real Property Account if that option has been selected;
(3)   interest credited on amounts allocated to the fixed-rate option;
(4) the daily asset charge for mortality and expense risk equal to 0.001639% of the assets of the subaccount[s] of the Account; and
(5)   the subaccount of the Real Property Account relating to this Contract.

The Contract Fund value also changes to reflect the receipt of additional premium payments and the monthly deductions described in the preceding section.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the deferred sales and administrative charges, if any, and any Contract debt. Upon request, Pruco Life will tell a Contract owner the cash surrender value of his or her Contract. It is possible that the cash surrender value of a Contract could decline to zero because of unfavorable investment experience, even if a Contract owner continues to pay Scheduled Premiums when due.

If the net investment return in the selected investment option[s] is greater than 4%, the Contract Fund and cash surrender value for a Form B Contract can be expected to be less than the Contract Fund and cash surrender value for a Form A Contract with identical premiums and investment experience. This is because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance.

The tables on pages T1 through T4 of this prospectus illustrate what the cash surrender values would be for representative Contracts, assuming uniform hypothetical investment results in the selected Series Fund portfolio[s], and also provide information about the aggregate Scheduled Premiums payable under those Contracts. Also illustrated is what the death benefit would be under Form B Contracts given the stated assumptions. The tables also show the premium amount that would be required on the premium change date to guarantee the Contract against lapse regardless of investment performance for each illustrated Contract under each of the assumed investment returns.


HOW A CONTRACT'S DEATH BENEFIT WILL VARY


As described earlier, there are two forms of the Contract, Form A and Form B. Moreover, in September 1986 Pruco Life began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the death benefit under the revised Contract operates differently and will not become paid-up.


 1. ORIGINAL CONTRACTS:


(A) If a Form A Contract is chosen, the death benefit will not vary (except for Contracts issued on insureds of age 14 or less, see REQUIREMENTS FOR ISSUANCE OF A CONTRACT on page 7) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. See WHEN A CONTRACT BECOMES PAID-UP, page 18. The death benefit does reflect a deduction for the amount of any Contract debt. See CONTRACT LOANS, page 25.

(B) If a Form B Contract is chosen, the death benefit will vary with investment experience and premium payments. Assuming no Contract debt, the death benefit under a Form B Contract will, on any day, be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable "Tabular Contract Fund Value" for the Contract. The "Tabular Contract Fund Value" for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if: (1) you paid only Scheduled Premiums; (2) you paid Scheduled Premiums when due; (3) your selected investment options earned a net return at a uniform rate of 4% per year;
      (4) we deducted full mortality charges based upon the 1980 CSO Table; (5) we deducted maximum sales load and expense charges; and (6) there was no Contract debt. Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

      Thus, under a Form B Contract with no Contract debt, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract nevertheless remains inforce because Scheduled Premiums have been paid, the death benefit will not fall below the initial face amount stated in the Contract. The death benefit will also reflect a deduction for the amount of any Contract debt. See CONTRACT LOANS, page 25. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the death benefit.

You may also increase or decrease the face amount of your Contract, subject to certain conditions. See INCREASES IN FACE AMOUNT, page 19 and DECREASES IN FACE AMOUNT, page 21.


2. REVISED CONTRACTS:


Under the revised Contracts issued since September 1986 in approved jurisdictions, the death benefit will be calculated as follows:

(A) Under a Form A Contract, the death benefit will be the greater of (1) the face amount; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. In other words, the second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B) Under a Form B Contract, the death benefit will be the greater of (1) the face amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. Thus, under the revised Contracts, the death benefit may be increased based on the size of the Contract Fund and the insured's attained age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.


-------------------------------------       ------------------------------------
                          INCREASE IN                                INCREASE IN
                           INSURANCE                                  INSURANCE
                          AMOUNT PER                                 AMOUNT PER
                              $1                                         $1
  MALE          NET        INCREASE           FEMALE       NET        INCREASE
ATTAINED      SINGLE      IN CONTRACT        ATTAINED    SINGLE      IN CONTRACT
  AGE         PREMIUM        FUND              AGE       PREMIUM        FUND
-------------------------------------       ------------------------------------
    5         .09884        $10.12               5        .08198       $12.20
   25         .18455        $ 5.42              25        .15687       $ 6.37
   35         .25596        $ 3.91              35        .21874       $ 4.57
   55         .47352        $ 2.11              55        .40746       $ 2.45
   65         .60986        $ 1.64              65        .54017       $ 1.85
--------------------------------------------------------------------------------


Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last five years will generally be allowed.

You may also increase or decrease the face amount of your Contract, subject to certain conditions. See INCREASES IN FACE AMOUNT, page 19 and DECREASES IN FACE AMOUNT, page 21.

WHEN A CONTRACT BECOMES PAID-UP


Under the original Contracts, it is possible that favorable investment experience, either alone or with greater than Scheduled Premium payments, will cause the Contract Fund to increase. The Contract Fund may increase to the point where no further premium payments are necessary to provide for the then existing death benefit for the remaining life of the insured. If this should occur, Pruco Life will notify the owner that no further premium payments are needed. We reserve the right to refuse to accept further premiums after the Contract becomes paid-up. The purchase of an additional fixed benefit rider may, in some cases, affect the point at which the Contract becomes paid-up. See RIDERS, page
30. The revised Contracts will not become paid-up.

We guarantee that the death benefit of a paid-up Contract then inforce will not be reduced by the investment experience of the investment options in which the Contract participates. The cash surrender value of a paid-up Contract continues to vary daily to reflect investment experience and monthly to reflect continuing mortality charges, but the other monthly deductions (see items 4 and 5 under CHARGES AND EXPENSES, page 11 ) will not be made. The death benefit of a paid-up Contract on any day (whether the Contract originally was Form A or Form B) will be equal to the amount of paid-up insurance that can be purchased with the Contract Fund on that day, but never less than the guaranteed minimum amount.

As noted earlier, Contracts issued on insureds of 14 years of age or less include a special provision under which the face amount of insurance increases automatically to 150% of the initial face amount on the Contract anniversary after the insured reaches the age of 21. If a Contract becomes paid-up prior to that anniversary, Pruco Life will, instead of declaring the Contract to be paid-up, increase the death benefit by the amount necessary to keep the Contract inforce as a premium paying Contract. If this should occur, the increase in the death benefit on the Contract anniversary after the insured reaches the age of 21 will be smaller in dollar amount, than the increase in the face amount of insurance.


FLEXIBILITY AS TO PAYMENT OF PREMIUMS


A significant feature of this Contract is that it permits the owner to pay greater than Scheduled Premiums. Conversely, payment of a Scheduled Premium need not be made if the Contract Fund is large enough to pay the charges due under the Contract without causing the Contract to lapse. See LAPSE AND REINSTATEMENT, page 21. In general, we will accept any premium payment if the payment is at least $25. Pruco Life does reserve the right, however, to limit unscheduled premiums to a total of $10,000 in any Contract year; to refuse to accept premiums once a Contract becomes paid-up; and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. The flexibility of premium payments provides Contract owners with different opportunities under the two forms of Contract. Greater than scheduled payments under an original version Form A Contract increase the Contract Fund and make it more likely that the Contract will become paid-up. Greater than scheduled payments under an original version Form B Contract increase both the Contract Fund and the death benefit, but it is less likely to become paid-up than a Form A Contract on which the same premiums are paid. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation.

There may, however, be a disadvantage if you make premium payments substantially in excess of Scheduled Premiums. Such payments may cause the Contract to be classified as a Modified Endowment Contract. The federal income tax laws, discussed more fully under TAX TREATMENT OF CONTRACT BENEFITS, page 27, may impose an income tax, as well as a penalty tax, upon distributions to contract owners under life insurance contracts that are classified as Modified Endowment Contracts. You should consult your own tax adviser and Pruco Life representative before making a large premium payment.


SURRENDER OF A CONTRACT


You may surrender your Contract, in whole or in part, for its cash surrender value or a fixed reduced paid-up insurance benefit while the insured is living. Partial surrender involves splitting the Contract into two Contracts. One is surrendered for its cash surrender value; the other is continued inforce on the same terms as the original Contract except that premiums and cash surrender values will be proportionately reduced. The reduction is based upon the face amount of insurance. The Contract's face amount of insurance must be at least equal to the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 7. For paid-up Contracts, both the death benefit and the guaranteed minimum death benefit will be reduced. The death benefit immediately after the partial withdrawal must be at least equal to the minimum face amount applicable to the insured's Contract.

To surrender a Contract, in whole or in part, you must deliver or mail the Contract with a written request in a form that meets Pruco Life's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the date such request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.


WITHDRAWAL OF EXCESS CASH SURRENDER VALUE


You may surrender your Contract, in whole or in part, for its cash surrender value. This is available only before the Contract becomes paid up and avoids splitting the Contract into two Contracts. You may make a partial withdrawal only if the following conditions are satisfied. The basic limiting condition is that you may make a withdrawal only to the extent that the cash surrender value plus any Contract loan exceeds the applicable tabular cash surrender value. (The "tabular cash surrender value" refers to the Tabular Contract Fund Value minus any applicable surrender charges.) But because this excess over the applicable tabular cash surrender value may be made up in part by an outstanding Contract loan, there is a further condition that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make no more than four withdrawals in a Contract year, and there is a fee equal to the lesser of $15 or 2% for each withdrawal. You may only repay an amount withdrawn as a scheduled or unscheduled premium, which is subject to the Contract charges. Upon request, we will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

Whenever a partial withdrawal is made, the death benefit payable will immediately be reduced, generally by the amount of the withdrawal. This will not change the guaranteed minimum amount of insurance under a Form B Contract (i.e., the face amount) or the amount of the Scheduled Premium that will be payable thereafter on such a Contract. Under a Form A Contract, however, the guaranteed minimum amount of insurance will be reduced by the amount of the partial withdrawal. A partial withdrawal will not be permitted under a Form A Contract if it would result in a new face amount less than the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 7. It is important to note, however, that if the face amount is decreased, the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 27. Before making any withdrawal which causes a decrease in face amount, you should consult your tax adviser and Pruco Life representative. In addition, the amount of the Scheduled Premiums due thereafter under a Form A Contract will be reduced to reflect the lower face amount of insurance. Since a withdrawal under a Form A Contract results in a decrease in the face amount of insurance, the Contract Fund may be reduced, not only by the amount withdrawn but also by a proportionate part of any applicable surrender charges, based upon the percentage reduction in face amount. We will send replacement Contract pages showing the new face amount, new tabular values and, if applicable, a new table of surrender charges to owners of a Form A Contract who make a partial withdrawal.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, Pruco Life treats withdrawals as a return of premium for purposes of determining whether a lapse has occurred. Withdrawals from paid up Contracts may result in an increased mortality charge.


INCREASES IN FACE AMOUNT


You may increase the amount of your insurance by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit), subject to state approval and underwriting requirements determined by Pruco Life. An increase in face amount is in many ways similar to the purchase of a second Contract. It differs in the following respects:

(1) the minimum permissible increase is $25,000, while the minimum for a new Contract was $60,000;
(2) monthly fees are lower because only a single $2.50 per month administrative charge is made rather than two;
(3) a combined premium payment results in deduction of a single $2 per premium processing charge while separate premium payments for separate Contracts would involve two charges;
(4) the monthly expense charge of $0.02 per $1,000 of face amount may be lower if the increase is to a face amount greater than $100,000; and
(5) the Contract will lapse or become paid-up as a unit, unlike the case if two separate Contracts are purchased.

Despite these differences, the decision to increase face amount is comparable to the purchase of a second Contract in that it involves a commitment to higher Scheduled Premiums in exchange for greater insurance benefits.

You may elect to increase the face amount of your Contract no earlier than the first anniversary of the Contract. The following conditions must be met:

(1)   You must ask for the increase in writing on an appropriate form;
(2)   The amount of the increase in face amount must be at least $25,000;
(3) The insured must supply evidence of insurability for the increase satisfactory to Pruco Life;
(4) If Pruco Life requests, you must send in the Contract to be suitably endorsed;
(5) The Contract must be neither paid-up nor in default on the date the increase takes effect;
(6)   You must pay an appropriate premium at the time of the increase;
(7) Pruco Life has the right to deny more than one increase in a Contract year; and
(8) If between the Contract Date and the date that your requested increase in face amount would take effect, Pruco Life has changed any of the bases on which benefits and charges are calculated for newly issued Contracts, then we have the right to deny the increase.


An increase in face amount resulting in a total face amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a non-smoker, which provides lower current cost of insurance rates.


Upon an increase in face amount, Pruco Life will recompute the Contract's Scheduled Premiums, deferred sales and administrative charges, tabular values, and monthly deductions from the Contract Fund. You have a choice, limited only by applicable state law, as to whether the recomputation will be made as of the prior or next Contract anniversary. There will be a payment required on the date of increase; the amount of the payment will depend, in part, on which Contract anniversary you select for the recomputation. We will tell you the amount of the required payment. You should also note that an increase in face amount could cause the Contract to be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 27. Therefore, before increasing the face amount, you should consult your own tax adviser and Pruco Life representative.

Provided the increase is approved, the new insurance will take effect once Pruco Life receives the proper forms, any medical evidence necessary to underwrite the additional insurance and any amount needed by the company.

We will supply you with pages showing the increased face amount, the effective date of the increase, and the recomputed items described earlier. The pages will also describe how the face amount increase affects the various provisions of the Contract. Including a statement that, for the amount of the increase in face amount, the period stated in the Incontestability and Suicide provisions (see OTHER GENERAL CONTRACT PROVISIONS, page 30) will run from the effective date of the increase.

Pruco Life will assess, upon lapse or surrender following an increase in face amount, the sum of (a) the deferred sales and administrative charges that would have been assessed if the initial base Contract had not been amended and had lapsed or been surrendered; and (b) the deferred sales and administrative charges that would have been assessed if the increase in death benefit had been achieved by the issuance of a new Contract, and that Contract had lapsed or been surrendered. All premiums paid after the increase will, for purposes of determining the deferred sales charge applicable in the event of surrender or lapse, be deemed to have been made partially under the base Contract, and partially in payment of the increase, in the same proportion as that of the original Scheduled Premium and the increase in Scheduled Premiums. Because an increase in face amount triggers new contingent deferred sales and administrative charges, you should not elect to increase the face amount of your Contract if you are contemplating a total or partial surrender or a decrease in the face amount of insurance.

An increase in face amount will be treated comparably to the issuance of a new Contract for purposes of the non-guaranteed waiver of the 5% front-end sales load, described under item 2 of CHARGES AND EXPENSES on page 11. Thus, premiums paid after the increase will, for purposes of determining whether the 5% front-end sales load will be waived, be allocated to the base Contract and to the increase based on the proportional premium allocation rule just described. The waiver will apply to the premiums paid after the increase only after the premiums so allocated exceed five scheduled annual premiums for the increase. Thus, a Contract owner considering an increase in face amount should be aware that such an increase will entail sales charges comparable to the purchase of a new Contract.

If you elect to increase the face amount of your Contract, you will receive a "free-look" right and a right to convert to a fixed-benefit contract, which will apply only to the increase in face amount, not the entire Contract. These rights are comparable to the rights afforded to the purchaser of a new Contract. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 7 and RIGHT TO EXCHANGE A CONTRACT FOR A FIXED-BENEFIT INSURANCE POLICY, page 27.

The "free-look" right allows a Contract to be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

Charges deducted since the increase will be recomputed as though no increase had been effected. The right to convert the increase in face amount to a fixed-benefit policy will exist for 24 months after the increase is issued and the form of exchange right will be the same as that available under the base Contract purchased. There may be a cash payment required upon the exchange. See RIGHT TO EXCHANGE A CONTRACT FOR A FIXED-BENEFIT INSURANCE POLICY, page 27.


DECREASES IN FACE AMOUNT


As explained earlier, you may effect a partial surrender of a Contract (see SURRENDER OF A CONTRACT, page 18) or a partial withdrawal of excess cash surrender value (see WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 19). You also have the option of decreasing the face amount (which is also the guaranteed minimum death benefit) of your Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection without decreasing their current cash surrender value. This will result in a decrease in the amount of future Scheduled Premiums and in the monthly deductions for the cost of insurance. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of $15 may be deducted from that value (unless that fee is separately paid at the time the decrease in face amount is requested). Your Contract Fund value, however, will be reduced by deduction of a proportionate part of the contingent deferred sales and administrative charges, if any. Scheduled Premiums for the Contract will also be proportionately reduced. The Contracts of owners who exercise the right to reduce face amount will be amended to show the new face amount, tabular values, Scheduled Premiums, monthly charges, and if applicable, the remaining contingent deferred sales and administrative charges.

The minimum permissible decrease is $10,000. A decrease will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 7. A reduction will not be permitted if it causes the Contract to fail to qualify as "life insurance" for purposes of section 7702 of the Internal Revenue Code. A Contract is no longer eligible for the Select Rating if the face amount is reduced below $100,000.

It is important to note, however, that if the face amount is decreased there is a danger that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 27. Before making any withdrawal which causes a decrease in face amount, you should consult your own tax adviser and Pruco Life representative.


LAPSE AND REINSTATEMENT


If Scheduled Premiums are paid on or before each due date or within the grace period after each due date, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain inforce even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain inforce as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date. This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract inforce, the Contract will go into default. Should this happen, Pruco Life will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract inforce on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS on page 27.

A Contract that has lapsed may be reinstated within three years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life requires renewed evidence of insurability, and submission of certain payments due under the Contract.


If a Contract does lapse, it may still provide some benefits. Those benefits are described under OPTIONS ON LAPSE, page 26.

WHEN PROCEEDS ARE PAID


We will generally pay any death benefit, cash surrender value, loan proceeds or partial withdrawal within seven days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, we may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because: (1) the New York Stock Exchange is closed for other than a regular holiday or weekend;
(2) trading is restricted by the SEC; or (3) the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract inforce as extended term insurance, we expect to pay the cash surrender value promptly upon request. However, we have the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% a year if we delay such a payment for more than 30 days (or a shorter period if required by applicable law).


LIVING NEEDS BENEFIT


The LIVING NEEDS BENEFIT(SM) is available under the Contract. It may be added to Contracts at issue and there is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

The LIVING NEEDS BENEFIT allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. You should consult with a Pruco Life representative as to whether additional options may be available.

TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form.

NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.


No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the LIVING NEEDS BENEFIT is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect your eligibility for certain government benefits or entitlements.


ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS


The following four tables show how a Contract's death benefit and cash surrender values change with the investment performance of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All four tables assume the following:

o a Contract with a face amount of $60,000 bought by a 35 year old male, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o the Scheduled Premium of $554.80 is paid on each Contract anniversary and no loans are taken.

o the Contract fund has been invested in equal amounts in each of the 13 available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed-rate option or the Real Property Account.

The tables are not applicable to Contracts issued on a guaranteed issue basis or to Contracts where the risk classification is on a multiple life basis.

The tables reflect values applicable to both revised and original Contracts. However, these values are not applicable to the original Contracts where the death benefit has been increased to the Contract Fund divided by the net single premium.

The first table (page T1) assumes a Form A Contract has been purchased and the second table (page T2) assumes a Form B Contract has been purchased. Both assume the current charges will continue for the indefinite future. Moreover, these tables reflect Pruco Life's current practice of waiving the front-end sales load of 5% after total premiums paid exceeds five scheduled annual premiums. See CHARGES AND EXPENSES, page 11. The tables also reflect Pruco Life's current practice of increasing the Contract Fund on a percentage basis based on the attained age of the insured. While we do not currently intend to withdraw or modify these reductions in charges or additions to the Contract Fund, we reserve the right to do so.

The third and fourth tables (pages T3 and T4) assume that Form A and Form B Contracts have been purchased, respectively, and the maximum contractual charges have been made from the beginning. Neither reflect the waiver of the front-end sales load nor the monthly additions to the Contract Fund that further reduce the cost of insurance charge.

Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable in each of the years shown for the four different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 13 portfolios of 0.48%, and the daily deduction from the Contract Fund of 0.6% per year. Thus, based on the above assumptions, gross investment returns of 0%, 4%, 8% and 12% are the equivalent of net investment returns of -1.08%, 2.92%, 6.92% and 10.92%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.48% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.

Your Pruco Life representative can provide you with a hypothetical illustration for your own age, sex and rating class.

                                  ILLUSTRATIONS
                                  -------------

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                           MALE PREFERRED ISSUE AGE 35
                        $60,000 GUARANTEED DEATH BENEFIT
                $554.80 MINIMUM INITIAL SCHEDULED PREMIUM (1) (4)
                        USING CURRENT SCHEDULE OF CHARGES

                                            Death Benefit (2)(3)
                            ----------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)
               Premiums                 Annual Investment Return of
  End of     Accumulated    ----------------------------------------------------
  Policy    at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross
   Year      Per Year (4)   (-1.08% Net)  (2.92% Net)  (6.92% Net)  (10.92% Net)
  ------    --------------  ------------  -----------  -----------  ------------

     1          $   577        $60,000      $60,000     $ 60,000      $ 60,000
     2          $ 1,177        $60,000      $60,000     $ 60,000      $ 60,000
     3          $ 1,801        $60,000      $60,000     $ 60,000      $ 60,000
     4          $ 2,450        $60,000      $60,000     $ 60,000      $ 60,000
     5          $ 3,125        $60,000      $60,000     $ 60,000      $ 60,000
     6          $ 3,827        $60,000      $60,000     $ 60,000      $ 60,000
     7          $ 4,557        $60,000      $60,000     $ 60,000      $ 60,000
     8          $ 5,317        $60,000      $60,000     $ 60,000      $ 60,000
     9          $ 6,106        $60,000      $60,000     $ 60,000      $ 60,000
    10          $ 6,927        $60,000      $60,000     $ 60,000      $ 60,000
    15          $11,553        $60,000      $60,000     $ 60,000      $ 60,000
    20          $17,182        $60,000      $60,000     $ 60,000      $ 60,000
    25          $24,029        $60,000      $60,000     $ 60,000      $ 85,766
30 (Age 65)     $32,361        $60,000      $60,000     $ 60,000      $132,830
    35          $49,714        $60,000      $60,000     $ 74,682      $203,582
    40          $70,827        $60,000      $60,000     $ 97,614      $311,157
    45          $96,515        $60,000      $60,000     $127,193      $477,211

                          Cash Surrender Value (2)(3)
             ----------------------------------------------------
                    Assuming Hypothetical Gross (and Net)
                        Annual Investment Return of
  End of     ----------------------------------------------------
  Policy       0% Gross     4% Gross     8% Gross     12% Gross
   Year      (-1.08% Net)  (2.92% Net)  (6.92% Net)  (10.92% Net)
  ------     ------------  -----------  -----------  ------------

     1          $     0      $     0     $      0      $      0
     2          $   226      $   274     $    324      $    375
     3          $   528      $   622     $    721      $    826
     4          $   820      $   974     $  1,141      $  1,323
     5          $ 1,103      $ 1,331     $  1,586      $  1,871
     6          $ 1,514      $ 1,833     $  2,198      $  2,617
     7          $ 1,940      $ 2,365     $  2,865      $  3,454
     8          $ 2,354      $ 2,901     $  3,563      $  4,363
     9          $ 2,757      $ 3,441     $  4,293      $  5,353
    10          $ 3,148      $ 3,987     $  5,060      $  6,432
    15          $ 4,498      $ 6,422     $  9,267      $ 13,477
    20          $ 5,432      $ 8,964     $ 15,054      $ 25,599
    25          $ 5,704      $11,420     $ 23,075      $ 46,353
30 (Age 65)     $ 4,937      $13,488     $ 34,463      $ 81,008
    35          $16,913      $21,944     $ 50,691      $138,183
    40          $27,918      $31,143     $ 72,644      $231,563
    45          $38,178      $41,619     $101,925      $382,409

(1) If premiums are paid more frequently than annually, the initial payments would be $284.80 semi-annually, $145.40 quarterly or $50 monthly. The ultimate payments would be $1,775.20 semi-annually, $897.80 quarterly or $302.60 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)   Assumes no Contract loan has been made.

(3) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up.

(4) For a hypothetical gross investment return of 0%, the second Scheduled Premium will be $3,397.52. For a gross return of 4%, the second Scheduled Premium will be $1,836.06. For a gross return of 8%, the second Scheduled Premium will be $554.80. For a gross return of 12%, the second Scheduled Premium will be $554.80. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T1

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                           MALE PREFERRED ISSUE AGE 35
                        $60,000 GUARANTEED DEATH BENEFIT
                $554.80 MINIMUM INITIAL SCHEDULED PREMIUM (1) (4)
                        USING CURRENT SCHEDULE OF CHARGES

                                            Death Benefit (2)(3)
                            ----------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)
               Premiums                 Annual Investment Return of
  End of     Accumulated    ----------------------------------------------------
  Policy    at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross
   Year      Per Year (4)   (-1.08% Net)  (2.92% Net)  (6.92% Net)  (10.92% Net)
  ------    --------------  ------------  -----------  -----------  ------------

     1         $    577        $60,000      $60,016     $ 60,033      $ 60,050
     2         $  1,177        $60,000      $60,031     $ 60,081      $ 60,132
     3         $  1,801        $60,000      $60,048     $ 60,147      $ 60,252
     4         $  2,450        $60,000      $60,066     $ 60,233      $ 60,413
     5         $  3,125        $60,000      $60,087     $ 60,340      $ 60,623
     6         $  3,827        $60,000      $60,138     $ 60,501      $ 60,917
     7         $  4,557        $60,000      $60,194     $ 60,690      $ 61,275
     8         $  5,317        $60,000      $60,256     $ 60,911      $ 61,704
     9         $  6,106        $60,000      $60,324     $ 61,167      $ 62,214
    10         $  6,927        $60,000      $60,400     $ 61,460      $ 62,814
    15         $ 11,553        $60,000      $61,172     $ 63,964      $ 68,087
    20         $ 17,182        $60,000      $62,472     $ 68,370      $ 78,536
    25         $ 24,029        $60,000      $64,682     $ 75,687      $ 98,038
30 (Age 65)    $ 32,361        $60,523      $68,429     $ 87,374      $133,180
    35         $ 51,859        $62,457      $68,249     $ 89,963      $196,165
    40         $ 75,582        $63,534      $69,194     $ 97,254      $301,320
    45         $104,444        $64,247      $71,843     $111,596      $464,320

                         Cash Surrender Value (2)(3)
            ----------------------------------------------------
                   Assuming Hypothetical Gross (and Net)
                       Annual Investment Return of
  End of    ----------------------------------------------------
  Policy      0% Gross     4% Gross     8% Gross     12% Gross
   Year     (-1.08% Net)  (2.92% Net)  (6.92% Net)  (10.92% Net)
  ------    ------------  -----------  -----------  ------------

     1         $     0      $     0      $     0      $      0
     2         $   225      $   273      $   322      $    373
     3         $   526      $   620      $   719      $    823
     4         $   818      $   972      $ 1,138      $  1,319
     5         $ 1,100      $ 1,328      $ 1,581      $  1,864
     6         $ 1,511      $ 1,828      $ 2,191      $  2,607
     7         $ 1,937      $ 2,359      $ 2,855      $  3,439
     8         $ 2,351      $ 2,893      $ 3,549      $  4,342
     9         $ 2,754      $ 3,432      $ 4,275      $  5,322
    10         $ 3,145      $ 3,975      $ 5,035      $  6,388
    15         $ 4,513      $ 6,413      $ 9,205      $ 13,328
    20         $ 5,471      $ 8,932      $14,831      $ 24,996
    25         $ 5,771      $11,271      $22,276      $ 44,627
30 (Age 65)    $ 5,023      $12,929      $31,874      $ 77,680
    35         $16,759      $22,551      $44,265      $133,149
    40         $27,144      $32,804      $60,863      $224,243
    45         $35,985      $43,581      $83,334      $372,078

(1) If premiums are paid more frequently than annually, the initial payments would be $284.80 semi-annually, $145.40 quarterly or $50 monthly. The ultimate payments would be $1,775.20 semi-annually, $897.80 quarterly or $302.60 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)   Assumes no Contract loan has been made.

(3) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up.

(4) For a hypothetical gross investment return of 0%, the second Scheduled Premium will be $3,399.12. For a gross return of 4%, the second Scheduled Premium will be $2,216.85. For a gross return of 8%, the second Scheduled Premium will be $554.80. For a gross return of 12%, the second Scheduled Premium will be $554.80. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T2

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                           MALE PREFERRED ISSUE AGE 35
                        $60,000 GUARANTEED DEATH BENEFIT
                $554.80 MINIMUM INITIAL SCHEDULED PREMIUM (1) (4)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                            Death Benefit (2)(3)
                            ----------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)
               Premiums                 Annual Investment Return of
  End of     Accumulated    ----------------------------------------------------
  Policy    at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross
   Year      Per Year (4)   (-1.08% Net)  (2.92% Net)  (6.92% Net)  (10.92% Net)
  ------    --------------  ------------  -----------  -----------  ------------

     1         $    577        $60,000      $60,000      $60,000      $ 60,000
     2         $  1,177        $60,000      $60,000      $60,000      $ 60,000
     3         $  1,801        $60,000      $60,000      $60,000      $ 60,000
     4         $  2,450        $60,000      $60,000      $60,000      $ 60,000
     5         $  3,125        $60,000      $60,000      $60,000      $ 60,000
     6         $  3,827        $60,000      $60,000      $60,000      $ 60,000
     7         $  4,557        $60,000      $60,000      $60,000      $ 60,000
     8         $  5,317        $60,000      $60,000      $60,000      $ 60,000
     9         $  6,106        $60,000      $60,000      $60,000      $ 60,000
    10         $  6,927        $60,000      $60,000      $60,000      $ 60,000
    15         $ 11,553        $60,000      $60,000      $60,000      $ 60,000
    20         $ 17,182        $60,000      $60,000      $60,000      $ 60,000
    25         $ 24,029        $60,000      $60,000      $60,000      $ 60,000
30 (Age 65)    $ 32,361        $60,000      $60,000      $60,000      $ 85,626
    35         $ 58,960        $60,000      $60,000      $60,000      $122,755
    40         $ 91,322        $60,000      $60,000      $60,213      $173,821
    45         $130,695        $60,000      $60,000      $83,711      $244,651

                         Cash Surrender Value (2)(3)
            ----------------------------------------------------
                   Assuming Hypothetical Gross (and Net)
                       Annual Investment Return of
  End of    ----------------------------------------------------
  Policy      0% Gross     4% Gross     8% Gross     12% Gross
   Year     (-1.08% Net)  (2.92% Net)  (6.92% Net)  (10.92% Net)
  ------    ------------  -----------  -----------  ------------

     1          $    0      $     0      $     0      $      0
     2          $  185      $   231      $   279      $    329
     3          $  461      $   550      $   646      $    746
     4          $  723      $   869      $ 1,029      $  1,202
     5          $  970      $ 1,186      $ 1,428      $  1,699
     6          $1,313      $ 1,612      $ 1,956      $  2,351
     7          $1,664      $ 2,059      $ 2,526      $  3,077
     8          $1,997      $ 2,499      $ 3,111      $  3,854
     9          $2,310      $ 2,932      $ 3,713      $  4,689
    10          $2,603      $ 3,357      $ 4,331      $  5,586
    15          $3,153      $ 4,733      $ 7,116      $ 10,701
    20          $2,891      $ 5,523      $10,249      $ 18,686
    25          $1,290      $ 5,080      $13,462      $ 31,565
30 (Age 65)     $    0      $ 2,307      $16,290      $ 52,220
    35          $3,967      $11,168      $28,131      $ 83,321
    40          $6,120      $18,529      $44,811      $129,357
    45          $    0      $22,614      $67,081      $196,049

(1) If premiums are paid more frequently than annually, the payments would be $284.80 semi-annually, $145.40 quarterly or $50 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)   Assumes no Contract loan has been made.

(3) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up.

(4) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,477.40; for a gross return of 4% the premium after age 65 will be $3,477.40; for a gross return of 8% the premium after age 65 will be $2,220.83; for a gross return of 12% the premium after age 65 will be $554.80. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T3

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                           MALE PREFERRED ISSUE AGE 35
                        $60,000 GUARANTEED DEATH BENEFIT
                $554.80 MINIMUM INITIAL SCHEDULED PREMIUM (1) (4)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                            Death Benefit (2)(3)
                            ----------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)
               Premiums                 Annual Investment Return of
  End of     Accumulated    ----------------------------------------------------
  Policy    at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross
   Year      Per Year (4)   (-1.08% Net)  (2.92% Net)  (6.92% Net)  (10.92% Net)
  ------    --------------  ------------  -----------  -----------  ------------

     1         $    577        $60,000      $60,000      $60,013      $ 60,030
     2         $  1,177        $60,000      $60,000      $60,036      $ 60,085
     3         $  1,801        $60,000      $60,000      $60,072      $ 60,172
     4         $  2,450        $60,000      $60,000      $60,120      $ 60,292
     5         $  3,125        $60,000      $60,000      $60,182      $ 60,450
     6         $  3,827        $60,000      $60,000      $60,259      $ 60,650
     7         $  4,557        $60,000      $60,000      $60,351      $ 60,896
     8         $  5,317        $60,000      $60,000      $60,460      $ 61,194
     9         $  6,106        $60,000      $60,000      $60,588      $ 61,549
    10         $  6,927        $60,000      $60,000      $60,734      $ 61,966
    15         $ 11,553        $60,000      $60,000      $61,793      $ 65,251
    20         $ 17,182        $60,000      $60,000      $63,525      $ 71,404
    25         $ 24,029        $60,000      $60,000      $66,083      $ 82,077
30 (Age 65)    $ 32,361        $60,000      $60,000      $69,563      $ 99,713
    35         $ 58,960        $60,000      $60,000      $72,265      $117,207
    40         $ 91,322        $60,000      $60,000      $77,784      $153,613
    45         $130,695        $60,000      $60,000      $87,250      $221,884

                         Cash Surrender Value (2)(3)
            ----------------------------------------------------
                   Assuming Hypothetical Gross (and Net)
                       Annual Investment Return of
  End of    ----------------------------------------------------
  Policy      0% Gross     4% Gross     8% Gross     12% Gross
   Year     (-1.08% Net)  (2.92% Net)  (6.92% Net)  (10.92% Net)
  ------    ------------  -----------  -----------  ------------

     1          $    0      $     0      $     0      $      0
     2          $  184      $   230      $   278      $    327
     3          $  459      $   549      $   643      $    744
     4          $  721      $   867      $ 1,025      $  1,198
     5          $  968      $ 1,183      $ 1,423      $  1,691
     6          $1,311      $ 1,608      $ 1,949      $  2,340
     7          $1,662      $ 2,054      $ 2,516      $  3,061
     8          $1,994      $ 2,493      $ 3,098      $  3,832
     9          $2,308      $ 2,926      $ 3,696      $  4,657
    10          $2,600      $ 3,350      $ 4,309      $  5,541
    15          $3,151      $ 4,723      $ 7,034      $ 10,492
    20          $2,889      $ 5,511      $ 9,986      $ 17,865
    25          $1,287      $ 5,066      $12,672      $ 28,665
30 (Age 65)     $    0      $ 2,289      $14,063      $ 44,213
    35          $3,964      $11,124      $26,567      $ 71,509
    40          $6,116      $18,462      $41,394      $114,319
    45          $    0      $22,499      $58,989      $177,804

(1) If premiums are paid more frequently than annually, the payments would be $284.80 semi-annually, $145.40 quarterly or $50 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)   Assumes no Contract loan has been made.

(3) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up.

(4) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,477.40; for a gross return of 4% the premium after age 65 will be $3,477.40; for a gross return of 8% the premium after age 65 will be $2,944.81; for a gross return of 12% the premium after age 65 will be $1,265.64. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T4

CONTRACT LOANS


You may borrow from Pruco Life an amount up to the current loan value of your Contract using the Contract as the only security for the loan. The loan value of a Contract is 90% of an amount equal to its Contract Fund, reduced by any charges due upon surrender. However, we will, on a non-contractual basis (contractual in Texas), increase the loan value by permitting you to borrow up to 100% of the portion of the Contract Fund attributable to the fixed-rate option (or any portion of the Contract Fund attributable to a prior loan supported by the fixed-rate option), reduced by any charges due upon surrender. The minimum amount that may be borrowed at any one time is $500, unless the loan is used to pay premiums on the Contract. A Contract in default has no loan value.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with Pruco Life's consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate Pruco Life determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of: (1) the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary;
(2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 1998 ranged from 6.72% to 7.00%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time your Contract debt exceeds your Contract Fund, Pruco Life will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to keep the Contract inforce. If you fail to keep the Contract inforce, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See LAPSE AND REINSTATEMENT, page 21 and TAX TREATMENT OF CONTRACT BENEFITS - PRE-DEATH DISTRIBUTIONS, page 28.

When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract. While a fixed-rate loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment option[s]. While a loan made pursuant to the variable loan interest rate provision is outstanding, the amount that was transferred is credited with a rate which is less than the loan interest rate for the Contract year by no more than 1.5%, rather than with the actual rate of return of the subaccount[s], the fixed-rate option or the Real Property Account. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time when Pruco Life fixes a new rate, the new interest rate applies.

A loan will not affect the amount of the premiums due. If the death benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value otherwise payable.

A loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on the death benefit because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. Loan repayments are allocated to the investment options proportionately based on their balances at the time of the loan repayment.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

Consider the Form A Contract issued on a 35 year old male insured illustrated in the table on page T1 with an 8% gross investment return. Assume a $2,000 (5.5%) fixed-rate loan was made under this Contract at the end of Contract year 8 and repaid at the end of Contract year 10 and loan interest was paid when due. Upon repayment, the cash surrender value would be $4,921.38. This amount is lower than the cash surrender value shown on that page for the end of Contract year 10 because the loan amount was credited with the 4% assumed rate of return rather than the 6.92% net return for the designated subaccount[s] resulting from the 8% gross return in the underlying Series Fund.

REPORTS TO CONTRACT OWNERS

Once each Contract year (except where the Contract is inforce as fixed extended term insurance), Pruco Life will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values and transactions made and specific Contract data that apply only to your particular Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each portfolio.

OPTIONS ON LAPSE

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

1. FIXED EXTENDED TERM INSURANCE. With two exceptions explained below, if you do not communicate at all with Pruco Life, life insurance coverage will continue for a length of time that depends on the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract debt on that date. The amount will not change while the insurance stays inforce. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a cash surrender value, but no loan value.


Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.


2. VARIABLE REDUCED PAID-UP INSURANCE. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash surrender value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier. See WHEN A CONTRACT BECOMES PAID-UP, page 18. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See CONTRACT LOANS, page 25. Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.


As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life's needs, within three months of the date of default; it will be available to such Contract owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.


3. PAYMENT OF CASH SURRENDER VALUE. You can receive the cash surrender value by surrendering the Contract and making a written request in a form that meets Pruco Life's needs. If we receive the request after the 61-day grace period has expired, the cash surrender value will be the net value of any extended term insurance then inforce, or the net value of any reduced paid-up insurance then inforce, less any Contract debt. Surrender of your Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

RIGHT TO EXCHANGE A CONTRACT FOR A FIXED-BENEFIT INSURANCE POLICY


1. ORIGINAL CONTRACTS. At any time during the first 24 months after a Contract is issued, so long as the Contract is not in default, the owner may exchange it for an APPRECIABLE LIFE insurance policy on the insured's life issued by Pruco Life. This is a general account, universal-life type policy with guaranteed minimum values. No evidence of insurability will be required to make an exchange. The new policy's premium and death benefit will be the same as the original Contract's on the date of exchange. The new policy will also have the same issue date and risk classification for the insured as the original Contract. If the Contract Fund value under the original Contract is greater than the Tabular Contract Fund Value under the new policy, the difference will be credited to the Contract owner and carried over to the new policy. If the Contract Fund value under the original Contract is less than the Tabular Contract Fund Value under the new policy, a cash payment will be required from the exchanging owner.


The exchange will be effective when Pruco Life receives a written request in a form that meets its needs. Any outstanding Contract debt must be repaid on or before the effective date of the exchange.


You may exchange the Contract for an APPRECIABLE LIFE policy according to procedures meeting applicable state insurance law requirements if the Series Fund or one of its portfolios has a material change in its investment policy. The Company, in conjunction with the Arizona Director of Insurance, will determine if a change in investment policy is material. The Contract owner will be able to exchange within 60 days of receipt of notice of such a material change or of the effective date of the change, whichever is later.

2. REVISED CONTRACTS. Under the revised Contracts, the only right to exchange the Contract for a fixed-benefit contract is provided by allowing Contract owners to transfer their entire Contract Fund to the fixed-rate option at any time within two years of any increase in face amount with respect to the amount of the increase. This is done without regard to the otherwise applicable limit of four transfers per year. See TRANSFERS, page 11. This conversion right will also be provided if the Series Fund or one of its portfolios has a material change in its investment policy, as explained above. Generally, there is no right to exchange for an APPRECIABLE LIFE contract.


SALE OF THE CONTRACT AND SALES COMMISSIONS


Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract was sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also have been sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than 50% of the Scheduled Premiums for the first year, no more than 12% of the Scheduled Premiums for the second, third, and fourth years, no more than 3% of the Scheduled Premiums for the fifth through 10th years, and no more than 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than three years of service may be paid on a different basis. Representatives who met certain productivity, profitability, and persistency standards with regard to the sale of the Contract may be eligible for additional compensation.


Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life's surplus, which may include amounts derived from the mortality and expense risk charge and the guaranteed minimum death benefit risk charge described in items 5 and 7 under CHARGES AND EXPENSES, page 11.

TAX TREATMENT OF CONTRACT BENEFITS


This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

TREATMENT AS LIFE INSURANCE. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see DIVIDENDS, DISTRIBUTIONS AND TAXES in the prospectus for the Series Fund.

We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

      o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

      o     the Contract's death benefit will be tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance.

PRE-DEATH DISTRIBUTIONS. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

      CONTRACTS NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS.

      o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

      o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

      o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

      o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

      MODIFIED ENDOWMENT CONTRACTS.

      o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Pruco Life representative if you are contemplating any of these steps.

      o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

      o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

      o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

WITHHOLDING. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

BUSINESS-OWNED LIFE INSURANCE. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

TAX-QUALIFIED PENSION PLANS

You may acquire the Contract to fund a retirement plan that qualifies for tax favored treatment under the Internal Revenue Code. We will issue such a Contract with a minimum face amount of $10,000, and with increases and decreases in face amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the Scheduled Premiums will be the same for male and female insureds of a particular age and underwriting classification. We will give illustrations showing premiums and charges if you wish to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Fixed reduced paid-up insurance and payment of the cash surrender value are the only options on lapse available for a Contract issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT, page 21. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax adviser before purchasing a Contract in connection with a tax-qualified pension plan.


THE FIXED-RATE OPTION


BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUCO LIFE HAS BEEN ADVISED THAT THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. ANY INACCURATE OR MISLEADING DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to a fixed-rate option. This amount becomes part of Pruco Life's general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets. Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%.

Transfers from the fixed-rate option are subject to strict limits. See TRANSFERS, page 11. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months. See WHEN PROCEEDS ARE PAID, page 22.


LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS


The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate whether the insured is male or female. In addition, employers and employee organizations who purchased a Contract should consult their legal advisers to determine whether a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.


OTHER GENERAL CONTRACT PROVISIONS


ASSIGNMENT. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation. Generally, the Contract may not be assigned to another insurance company or to an employee benefit plan without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

BENEFICIARY. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. We will not contest the Contract after it has been inforce during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.


SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.


SUICIDE EXCLUSION. If the insured dies by suicide within two years from the effective date of an increase in the face amount of insurance, we will pay, as to the increase in amount, no more than the sum of the Scheduled Premiums attributable to the increase.


RIDERS


Contract owners may be able to obtain extra fixed benefits, which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date.

One rider pays certain premiums into the Contract if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Pruco Life representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

Under one form of rider, which provides monthly renewable term life insurance, the amount payable upon the death of the insured may be substantially increased. If this rider is purchased, even the original Contract will not become paid-up, although, if the Contract Fund becomes sufficiently large, a time may come when Pruco Life will have the right to refuse to accept further premiums. See WHEN A CONTRACT BECOMES PAID-UP, page 18.


Under another form of rider that is purchased for a single premium, businesses that own a Contract covering certain employees may be able to change the insured person from one key employee to another if certain requirements are met.

VOTING RIGHTS


As described earlier, all of the assets held in the subaccounts will be invested in shares of the corresponding portfolios of the Series Fund. Pruco Life is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Pruco Life will, as required by law, vote the shares of the Series Fund in accordance with voting instructions received from Contract owners at any regular and special shareholders meetings. The Series Fund may not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Pruco Life will be voted in the same proportion as shares in the respective portfolios for which instructions are received. If the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Series Fund in its own right, it may elect to do so.


Matters on which Contract owners may give voting instructions include the following:

(1)   election of the Board of Directors of the Series Fund;
(2)   ratification of the independent accountant of the Series Fund;
(3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s];
(4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and
(5)   any other matter requiring a vote of the shareholders of the Series Fund.


Contract owners participating in a portfolio will vote separately on the investment advisory agreement or any change in the portfolio's fundamental investment policy, pursuant to the requirements of Rule 18f-2 under the Investment Company Act of 1940.

The number of Series Fund shares for which a Contract owner may give instructions is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the Series Fund. The number of votes for which each Contract owner may give Pruco Life instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Pruco Life will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Series Fund's portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.


SUBSTITUTION OF SERIES FUND SHARES


Although Pruco Life believes it to be unlikely, it is possible that in the Judgement of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of such substitution.

STATE REGULATION

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS


The financial statements of Pruco Life as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and the financial statements of the Account as of December 31, 1998 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.




Actuarial matters included in this prospectus have been examined by Pamela A. Schiz, FSA, MAAA, Actuarial Director of Prudential, whose opinion is filed as an exhibit to the registration statement.

LITIGATION

Several actions have been brought against Pruco Life alleging that Pruco Life and its agents engaged in improper life insurance sales practices. Prudential has agreed to indemnify Pruco Life for losses, if any, resulting from such litigation. No other significant litigation is being brought against Pruco Life that would have a material effect on its financial position.

YEAR 2000 COMPLIANCE


The services provided to you as a purchaser of a Variable Appreciable Life Insurance Contract depend on the smooth functioning of numerous computer systems. Many computer systems in use today are programmed to recognize only the last two digits of a date as the year. As a result, any systems using this kind of programming can not distinguish a date using "00" and may treat it as "1900" instead of "2000." This problem may impact computer systems that store business information, but it could also affect other equipment used in our business like telephone, fax machines and elevators. If this problem is not corrected, the "Year 2000" issue could affect the accuracy and integrity of business records. Prudential's regular business operations could be interrupted as well as those of other companies that deal with us.

In addition, the operations of the mutual funds associated with the Variable Appreciable Life Insurance Contract could experience problems resulting from the Year 2000 issue. Please refer to the respective mutual fund's prospectus for information regarding their approach to Year 2000 concerns. The following describes Prudential's effort to address Year 2000 concerns.

To address this potential problem Prudential, as the parent company of Pruco Life, organized its Year 2000 efforts around the following three areas:

o BUSINESS SYSTEMS - Computer programs directly used to support our business;

o INFRASTRUCTURE - Computers and other business equipment like telephones and fax machines; and

o     BUSINESS PARTNERS - Year 2000 readiness of essential business partners.

BUSINESS SYSTEMS. The business systems component includes a wide range of computer programs that directly support Prudential's business operations including systems for: insurance product processing, securities trading, personnel record keeping and general accounting systems. All business systems were analyzed to determine whether each computer program with a Year 2000 problem should be retired, replaced or renovated. The majority of this work has been completed. A few remaining programs are currently being tested and completion of this process is expected by June 1999.

INFRASTRUCTURE. As with business applications, we established a specific methodology and process for addressing infrastructure issues. The infrastructure effort includes mainframe computer system hardware and operating system software, mid-range systems and servers, telecommunications equipment and systems, buildings and facilities systems, personal computers, and vendor hardware and software. Other than desktop systems, substantially all other infrastructure systems have been tested. Presently a small number of midrange computers, and building and facility systems are still in the testing phase. We expect to have the infrastructure implementation process completed by June 1999.

BUSINESS PARTNERS. Prudential recognizes the importance of determining the Year 2000 readiness of external business relationships especially those that involve electronic data transfer products and services, and products that impact our essential business processes. Prudential first classified each business partner as "highly critical" or "less critical" to our business and then began to develop risk assessment and contingency plans to address the potential that a business partner could experience a Year 2000 failure. All highly critical business partner relationships have been assessed and contingency planning is completed. Risk assessment and contingency planning continues for less critical business partners, and the target completion date for these relationships is June 1999.

Prudential believes that the Business Systems, Infrastructure and Business Partners components of the Year 2000 project are substantially on schedule. A small number of the projects may not meet their targeted completion date. However, Prudential expects that these projects will be completed by September, 1999. If there are any delays, they should not have a significant impact on the timing of the project as a whole.

THE COST OF YEAR 2000 READINESS

Prudential is funding the Year 2000 program from internal operating budgets, and estimates that its total costs to address the Year 2000 issue will total approximately $220 million. Because these expenses were part of the operating budget, they did not impact the management of Variable Appreciable Life Insurance Contracts. During the course of the Year 2000 program, some optional computer projects have been delayed, but these delays have not had any material effect on Variable Appreciable Life Insurance Contracts.

YEAR 2000 RISKS AND CONTINGENCY PLANNING

Prudential believes that it is well positioned to lessen the impact of the Year 2000 problem. However, given the nature of this issue, we can not be 100% certain that we are completely prepared, particularly because we can not be certain of Year 2000 readiness of third parties. As a result, we are unable to determine at this time whether the consequences of Year 2000 failures may have a material adverse effect on the results of Prudential's operations, liquidity or financial condition. In the worst case, it is possible that a Year 2000 technology failure, whether internal or external, could have a material impact on Prudential's results of operations, liquidity, or financial position. If Prudential is unable to address the Year 2000 problem, we may have difficulty in responding to your incoming phone calls, calculating your unit values or processing withdrawals and purchase payments. It is also possible that the mutual funds associated with the Variable Appreciable Life Insurance Contract will be unable to value their securities, in turn creating difficulties in purchasing or selling shares of the respective mutual fund and calculating corresponding unit asset values. The objective of Prudential's Year 2000 program has been to reduce these risks as much as possible.

Most of the operations of the Variable Appreciable Life Insurance Contract involve such a large number of individual transactions that they can only be handled with the help of computers. As a result, our current contingency plans include responses to the failure of specific business programs or infrastructure components. However, our contingency responses are now being reviewed and we expect to finalize them by June, 1999 to ensure that they are workable under the special conditions of a Year 2000 failure. Prudential believes that with the completion of its Year 2000 program as scheduled, the possibility of significant interruptions of normal operations will be reduced.


ADDITIONAL INFORMATION


Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life. Its address and telephone number are set forth on the inside front cover of this prospectus.

FINANCIAL STATEMENTS


The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and subsidiaries which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past five years, are shown below.

                             DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., CHAIRMAN AND DIRECTOR.--Senior Vice President and Chief Actuary, Prudential Individual Insurance Group since 1997; 1995 to 1997:
President of Prudential Select; Prior to 1995: Chief Operating Officer of Prudential Select.

WILLIAM M. BETHKE, DIRECTOR. -- Chief Investment Officer since 1997; Prior to 1997: President, Prudential Capital Markets Group.

IRA J. KLEINMAN, DIRECTOR. -- Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; Prior to 1995:
President, Prudential Select.

ESTHER H. MILNES, PRESIDENT AND DIRECTOR. -- Vice President and Actuary, Prudential Individual Insurance Group since 1996; Prior to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services.

I. EDWARD PRICE, VICE CHAIRMAN AND DIRECTOR. --Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; Prior to 1995: Chief Executive Officer, Prudential International Insurance.

KIYOFUMI SAKAGUCHI, DIRECTOR. -- President, Prudential International Insurance Group since 1995; Prior to 1995: Chairman and Chief Executive Officer, The Prudential Life Insurance Co., Ltd.

                         OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, TREASURER. -- Vice President and Treasurer of Prudential since 1995; Prior to 1995: Managing Director and Assistant Treasurer of Prudential.

JAMES C. DROZANOWSKI, SENIOR VICE PRESIDENT. -- Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996:
President and Chief Executive Officer of Chase Manhattan Bank; Prior to 1995:
Vice President, North America Customer Services, Chase Manhattan Bank.

CLIFFORD E. KIRSCH, CHIEF LEGAL OFFICER AND SECRETARY. -- Chief Counsel, Variable Products, Law Department of Prudential since 1995; Prior to 1995:
Associate General Counsel with Paine Webber.

FRANK P. MARINO, SENIOR VICE PRESIDENT. -- Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; Prior to 1996:
Senior Vice President, Prudential Mutual Fund Services.

EDWARD A. MINOGUE, SENIOR VICE PRESIDENT. -- Vice President, Annuity Services, Prudential Investments since 1997; Prior to 1997: Director, Merrill Lynch.

HIROSHI NAKAJIMA, SENIOR VICE PRESIDENT. -- President & Chief Executive Officer, Pruco Life Insurance Company, Taiwan Branch since 1997; Prior to 1997: Senior Managing Director, Prudential Life Insurance Co., Ltd.

IMANTS SAKSONS, SENIOR VICE PRESIDENT. -- Vice President, Compliance, Prudential Individual Financial Services since 1998; Prior to 1998: Vice President, Market Conduct, U.S. Operations, Manulife Financial.

SHIRLEY H. SHAO, SENIOR VICE PRESIDENT AND CHIEF ACTUARY. -- Vice President and Associate Actuary, Prudential.

DENNIS G. SULLIVAN, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER. -- Vice President and Deputy Controller, Prudential since 1998; 1997 to 1998, Vice President and Controller, ContiFinancial Corporation; Prior to 1997, Director, Saloman Brothers.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life directors and officers are elected annually.

                             FINANCIAL STATEMENTS OF
                  THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 1998


                                                                                           SUBACCOUNTS
                                                         --------------------------------------------------------------------------

                                                             MONEY       DIVERSIFIED                    FLEXIBLE       CONSERVATIVE
                                                            MARKET         BOND          EQUITY          MANAGED          BALANCED
                                                           PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                          ------------   -----------   ------------   --------------   ------------

ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios at net asset value [Note 3].............   $128,928,942   $76,889,589   $842,000,159   $1,186,637,163   $609,598,948
                                                          ------------   -----------   ------------   --------------   ------------
  Net Assets...........................................   $128,928,942   $76,889,589   $842,000,159   $1,186,637,163   $609,598,948
                                                          ============   ===========   ============   ==============   ============

NET ASSETS, representing:
  Equity of contract owners............................   $128,928,942   $76,889,589   $842,000,159   $1,186,637,163   $609,598,948
                                                          ------------   -----------   ------------   --------------   ------------
                                                          $128,928,942   $76,889,589   $842,000,159   $1,186,637,163   $609,598,948
                                                          ============   ===========   ============   ==============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A24

                                       A1


                                                            SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
    HIGH                                                                                                                  SMALL
    YIELD           STOCK            EQUITY          NATURAL                         GOVERNMENT        PRUDENTIAL     CAPITALIZATION
    BOND            INDEX            INCOME         RESOURCES         GLOBAL           INCOME           JENNISON           STOCK
  PORTFOLIO       PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------



$ 79,509,786     $255,310,081     $ 99,016,976     $ 17,873,489     $ 84,283,413     $ 10,142,467     $ 62,803,264     $ 20,787,058
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
$ 79,509,786     $255,310,081     $ 99,016,976     $ 17,873,489     $ 84,283,413     $ 10,142,467     $ 62,803,264     $ 20,787,058
============     ============     ============     ============     ============     ============     ============     ============


$ 79,509,786     $255,310,081     $ 99,016,976     $ 17,873,489     $ 84,283,413     $ 10,142,467     $ 62,803,264     $ 20,787,058
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
$ 79,509,786     $255,310,081     $ 99,016,976     $ 17,873,489     $ 84,283,413     $ 10,142,467     $ 62,803,264     $ 20,787,058
============     ============     ============     ============     ============     ============     ============     ============






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A24

                                       A2

                             FINANCIAL STATEMENTS OF
                  THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996

                                                                          SUBACCOUNTS
                                                           ----------------------------------------------
                                                                             MONEY
                                                                             MARKET
                                                                           PORTFOLIO
                                                           ---------------------------------------------
                                                              1998             1997             1996
                                                           -----------      -----------      -----------
INVESTMENT INCOME
   Dividend income ...................................     $ 7,321,694      $ 2,458,119      $ 2,545,618
                                                           -----------      -----------      -----------
EXPENSES
   Charges to contract owners for assuming
      mortality risk and expense risk [Note 5A] ......         832,314          276,535          295,628
   Reimbursement for excess expenses [Note 5D] .......          (6,522)         (10,194)         (20,990)
                                                           -----------      -----------      -----------
NET EXPENSES .........................................         825,792          266,341          274,638
                                                           -----------      -----------      -----------
NET INVESTMENT INCOME (LOSS) .........................       6,495,902        2,191,778        2,270,980
                                                           -----------      -----------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

   Capital gains distributions received ..............               0                0                0
   Realized gain (loss) on shares redeemed ...........               0                0                0
   Net change in unrealized gain (loss) on investments               0                0                0
                                                           -----------      -----------      -----------
 NET GAIN (LOSS) ON INVESTMENTS ......................               0                0                0
                                                           -----------      -----------      -----------
 NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ........................     $ 6,495,902      $ 2,191,778      $ 2,270,980
                                                           ===========      ===========      ===========



                                                                         SUBACCOUNTS
                                                           ---------------------------------------------
                                                                            DIVERSIFIED
                                                                               BOND
                                                                            PORTFOLIO
                                                           ---------------------------------------------
                                                              1998              1997              1996
                                                           -----------      -----------      -----------
INVESTMENT INCOME
   Dividend income ...................................     $ 4,540,659      $ 5,128,836      $ 4,422,147
                                                           -----------      -----------      -----------
EXPENSES
   Charges to contract owners for assuming
      mortality risk and expense risk [Note 5A] ......         440,438          417,937          403,154
   Reimbursement for excess expenses [Note 5D] .......         (17,331)         (16,936)         (33,127)
                                                           -----------      -----------      -----------
NET EXPENSES .........................................         423,107          401,001          370,027
                                                           -----------      -----------      -----------
NET INVESTMENT INCOME (LOSS) .........................       4,117,552        4,727,835        4,052,120
                                                           -----------      -----------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

   Capital gains distributions received ..............         262,836          819,446                0
   Realized gain (loss) on shares redeemed ...........         174,627          216,418          133,542
   Net change in unrealized gain (loss) on investments          73,088         (456,475)      (1,490,302)
                                                           -----------      -----------      -----------
NET GAIN (LOSS) ON INVESTMENTS .......................         510,551          579,389       (1,356,760)
                                                           -----------      -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .........................     $ 4,628,103      $ 5,307,224      $ 2,695,360
                                                           ===========      ===========      ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A24

                                       A3


                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------
                                                                          FLEXIBLE
                      EQUITY                                              MANAGED
                     PORTFOLIO                                           PORTFOLIO
-----------------------------------------------    ----------------------------------------------
   1998              1997              1996             1998             1997            1996
------------     ------------     -------------    ------------     ------------     ------------

$ 15,582,045     $ 17,535,990     $ 15,452,502     $ 38,101,728     $ 32,821,189     $ 29,870,591
------------     ------------     ------------     ------------     ------------     ------------


   5,123,051        4,548,952        3,759,455        7,013,282        6,514,308        5,804,428
    (740,855)        (588,463)        (691,285)      (2,657,281)      (2,462,808)      (2,442,468)
------------     ------------     ------------     ------------     ------------     ------------
   4,382,196        3,960,489        3,068,170        4,356,001        4,051,500        3,361,960
------------     ------------     ------------     ------------     ------------     ------------
  11,199,849       13,575,501       12,384,332       33,745,727       28,769,689       26,508,631
------------     ------------     ------------     ------------     ------------     ------------



  92,257,856       43,792,759       60,055,192      120,086,729      170,075,692       95,799,304
  22,299,396       12,144,753        6,145,351        8,717,338       13,389,631        9,236,814
 (55,442,702)      91,191,354       25,824,063      (53,221,275)     (37,601,198)     (10,204,679)
------------     ------------     ------------     ------------     ------------     ------------
  59,114,550      147,128,866       92,024,606       75,582,792      145,864,125       94,831,439
------------     ------------     ------------     ------------     ------------     ------------


$ 70,314,399     $160,704,367     $104,408,938     $109,328,519     $174,633,814     $121,340,070
============     ============     ============     ============     ============     ============


   -----------------------------------------------
                          CONSERVATIVE
                            BALANCED
                           PORTFOLIO
   ----------------------------------------------
      1998             1997              1996
   ------------     ------------     ------------

   $ 25,145,187     $ 25,761,286     $ 21,071,449
   ------------     ------------     ------------


      3,550,351        3,334,597        3,078,977
     (1,018,563)        (912,152)      (1,030,139)
   ------------     ------------     ------------
      2,531,788        2,422,445        2,048,838
   ------------     ------------     ------------
     22,613,399       23,338,841       19,022,611
   ------------     ------------     ------------



     35,735,484       61,582,374       32,702,701
      3,601,498        5,214,424        4,364,767
      1,172,190      (22,803,360)       3,618,761
   ------------     ------------     ------------
     40,509,172       43,993,438       40,686,229
   ------------     ------------     ------------


   $ 63,122,571     $ 67,332,279     $ 59,708,840
   ============     ============     ============






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A24

                                       A4

                             FINANCIAL STATEMENTS OF
                  THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS

For the years ended December 31, 1998, 1997 and 1996


                                                                          SUBACCOUNTS (CONTINUED)
                                                           ---------------------------------------------
                                                                                    HIGH
                                                                                   YIELD
                                                                                    BOND
                                                                                 PORTFOLIO
                                                           --------------------------------------------
                                                               1998            1997           1996
                                                           -----------      -----------     -----------
INVESTMENT INCOME
   Dividend income ...................................     $ 5,833,057      $ 3,606,406     $ 3,403,479
                                                           -----------      -----------     -----------
EXPENSES
   Charges to contract owners for assuming
      mortality risk and expense risk [Note 5A] ......         313,600          226,827         209,077
   Reimbursement for excess expenses [Note 5D] .......               0                0               0
                                                           -----------      -----------     -----------
NET EXPENSES .........................................         313,600          226,827         209,077
                                                           -----------      -----------     -----------
NET INVESTMENT INCOME (LOSS) .........................       5,519,457        3,379,579       3,194,402
                                                           -----------      -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Capital gains distributions received ..............               0                0               0
   Realized gain (loss) on shares redeemed ...........        (184,781)          19,344         (26,717)
   Net change in unrealized gain (loss) on investments      (5,663,620)       1,276,625         386,086
                                                           -----------      -----------     -----------
NET GAIN (LOSS) ON INVESTMENTS .......................      (5,848,401)       1,295,969         359,369
                                                           -----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .........................     $  (328,944)     $ 4,675,548     $ 3,553,771
                                                           ===========      ===========     ===========




                                                                   SUBACCOUNTS (CONTINUED)
                                                          ------------------------------------------

                                                                                STOCK
                                                                                INDEX
                                                                              PORTFOLIO
                                                          -------------------------------------------
                                                             1998            1997             1996
                                                          -----------     -----------     -----------
INVESTMENT INCOME
   Dividend income ...................................    $ 2,391,120     $ 1,739,314     $ 1,433,253
                                                          -----------     -----------     -----------
EXPENSES
   Charges to contract owners for assuming
      mortality risk and expense risk [Note 5A] ......      1,080,631         677,531         450,089
   Reimbursement for excess expenses [Note 5D] .......              0               0               0
                                                          -----------     -----------     -----------
NET EXPENSES .........................................      1,080,631         677,531         450,089
                                                          -----------     -----------     -----------
NET INVESTMENT INCOME (LOSS) .........................      1,310,489       1,061,783         983,164
                                                          -----------     -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Capital gains distributions received ..............      3,715,956       3,715,259       1,013,015
   Realized gain (loss) on shares redeemed ...........      5,816,280       2,487,203         515,477
   Net change in unrealized gain (loss) on investments     39,830,579      23,073,809      12,527,056
                                                          -----------     -----------     -----------
NET GAIN (LOSS) ON INVESTMENTS .......................     49,362,815      29,276,271      14,055,548
                                                          -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .........................    $50,673,304     $30,338,054     $15,038,712
                                                          ===========     ===========     ===========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A24

                                       A5



               SUBACCOUNTS (CONTINUED)
----------------------------------------------
                      EQUITY
                      INCOME
                     PORTFOLIO
--------------------------------------------
   1998             1997            1996
-----------      -----------     -----------
$ 2,687,713      $ 1,948,909     $ 1,891,825
-----------      -----------     -----------


    607,915          441,648         323,322
          0                0               0
-----------      -----------     -----------
    607,915          441,648         323,322
-----------      -----------     -----------
  2,079,798        1,507,261       1,568,503
-----------      -----------     -----------


  5,974,930        8,147,416       1,879,859
    997,898          256,502         417,132
(13,181,479)      12,255,558       6,642,405
-----------      -----------     -----------
 (6,208,651)      20,659,476       8,939,396
-----------      -----------     -----------

$(4,128,853)     $22,166,737     $10,507,899
===========      ===========     ===========



                 SUBACCOUNTS (CONTINUED)
   -----------------------------------------------
                       NATURAL
                      RESOURCES
                      PORTFOLIO
   ---------------------------------------------
      1998             1997             1996
   -----------      -----------      -----------
   $   184,247      $   159,612      $   185,182
   -----------      -----------      -----------


       134,251          189,874          156,197
             0                0                0
   -----------      -----------      -----------
       134,251          189,874          156,197
   -----------      -----------      -----------
        49,996          (30,262)          28,985
   -----------      -----------      -----------


     1,227,683        3,387,934        3,633,842
      (665,119)         608,721          267,338
    (4,684,698)      (7,614,863)       2,559,541
   -----------      -----------      -----------
    (4,122,134)      (3,618,208)       6,460,721
   -----------      -----------      -----------

   $(4,072,138)     $(3,648,470)     $ 6,489,706
   ===========      ===========      ===========



            SUBACCOUNTS (CONTINUED)
----------------------------------------------

                   GLOBAL
                  PORTFOLIO
 --------------------------------------------
    1998            1997             1996
 -----------     -----------      -----------
 $   767,006     $   328,183      $   488,012
 -----------     -----------      -----------


     282,944         158,801          107,629
           0               0                0
 -----------     -----------      -----------
     282,944         158,801          107,629
 -----------     -----------      -----------
     484,062         169,382          380,383
 -----------     -----------      -----------


   3,473,934       1,296,459          347,618
     651,742         251,779           36,315
   6,143,980        (363,854)       2,363,101
 -----------     -----------      -----------
  10,269,656       1,184,384        2,747,034
 -----------     -----------      -----------

 $10,753,718     $ 1,353,766      $ 3,127,417
 ===========     ===========      ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A24

                                       A6

                             FINANCIAL STATEMENTS OF
                  THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996

                                                                           SUBACCOUNTS (CONTINUED)
                                                           --------------------------------------------
                                                                                 GOVERNMENT
                                                                                   INCOME
                                                                                 PORTFOLIO
                                                           --------------------------------------------
                                                                1998            1997            1996
                                                           -----------     -----------     -----------
INVESTMENT INCOME
   Dividend income ...................................     $   540,324     $   556,385     $   622,180
                                                           -----------     -----------     -----------
EXPENSES
   Charges to contract owners for assuming
      mortality risk and expense risk [Note 5A] ......          55,646          51,887          59,065
   Reimbursement for excess expenses [Note 5D] .......               0               0               0
                                                           -----------     -----------     -----------
NET EXPENSES .........................................          55,646          51,887          59,065
                                                           -----------     -----------     -----------
NET INVESTMENT INCOME (LOSS) .........................         484,678         504,498         563,115
                                                           -----------     -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

   Capital gains distributions received ..............               0               0               0
   Realized gain (loss) on shares redeemed ...........          34,945          22,866          19,619
   Net change in unrealized gain (loss) on investments         222,594         214,791        (439,977)
                                                           -----------     -----------     -----------
NET GAIN (LOSS) ON INVESTMENTS .......................         257,539         237,657        (420,358)
                                                           -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .........................     $   742,217     $   742,155     $   142,757
                                                           ===========     ===========     ===========


                                                                        SUBACCOUNTS (CONTINUED)
                                                           ---------------------------------------------
                                                                               PRUDENTIAL
                                                                                JENNISON
                                                                               PORTFOLIO
                                                           ---------------------------------------------
                                                                1998            1997             1996
                                                           -----------     -----------      -----------
INVESTMENT INCOME
   Dividend income ...................................     $    94,006     $    40,345      $    16,655
                                                           -----------     -----------      -----------
EXPENSES
   Charges to contract owners for assuming
      mortality risk and expense risk [Note 5A] ......         252,490         100,484           35,885
   Reimbursement for excess expenses [Note 5D] .......               0               0                0
                                                           -----------     -----------      -----------
NET EXPENSES .........................................         252,490         100,484           35,885
                                                           -----------     -----------      -----------
NET INVESTMENT INCOME (LOSS) .........................        (158,484)        (60,139)         (19,230)
                                                           -----------     -----------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

   Capital gains distributions received ..............         971,435       1,372,676                0
   Realized gain (loss) on shares redeemed ...........       1,799,613         167,648           32,821
   Net change in unrealized gain (loss) on investments      11,054,729       2,544,336          870,328
                                                           -----------     -----------      -----------
NET GAIN (LOSS) ON INVESTMENTS .......................      13,825,777       4,084,660          903,149
                                                           -----------     -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .........................     $13,667,293     $ 4,024,521      $   883,919
                                                           ===========     ===========      ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A24

                                       A7

--------------------------------------------
                       SMALL
                  CAPITALIZATION
                       STOCK
                     PORTFOLIO
--------------------------------------------
    1998             1997            1996
-----------      -----------     -----------


$   119,884      $    88,794     $    46,335
-----------      -----------     -----------


    120,693           78,580          30,485
          0                0               0
-----------      -----------     -----------
    120,693           78,580          30,485
-----------      -----------     -----------
       (809)          10,214          15,850
-----------      -----------     -----------



  1,284,066        1,269,194         147,641
     (6,855)          38,103         132,894
 (1,835,474)       1,411,982         626,371
-----------      -----------     -----------
   (558,263)       2,719,279         906,906
-----------      -----------     -----------


$  (559,072)     $ 2,729,493     $   922,756
===========      ===========     ===========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A24

                                       A8

      FINANCIAL STATEMENTS OF THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN -NET ASSETS
For the years ended December 31, 1998, 1997 and 1996


                                                                          SUBACCOUNTS
                                                    -----------------------------------------------------
                                                                             MONEY
                                                                             MARKET
                                                                           PORTFOLIO
                                                    ---------------------------------------------------
                                                         1998               1997               1996
                                                    -------------      -------------      -------------
OPERATIONS
  Net investment income (loss) ................     $   6,495,902      $   2,191,778      $   2,270,980
  Capital Gains Distributions Received ........                 0                  0                  0
  Realized gain (loss) on share
    redeemed ..................................                 0                  0                  0
  Net change in unrealized gain (loss) on
    investments ...............................                 0                  0                  0
                                                    -------------      -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS .............................         6,495,902          2,191,778          2,270,980
                                                    -------------      -------------      -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  [Note 7] ....................................        75,326,397         (3,523,207)        (4,243,121)
                                                    -------------      -------------      -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE ACCOUNT
  [Note 8] ....................................        (1,697,004)         1,532,549             22,759
                                                    -------------      -------------      -------------

TOTAL INCREASE (DECREASE) IN NET
   ASSETS .....................................        80,125,295            201,120         (1,949,382)

NET ASSETS
  Beginning of year ...........................        48,803,647         48,602,527         50,551,909
                                                    -------------      -------------      -------------
  End of year .................................     $ 128,928,942      $  48,803,647      $  48,602,527
                                                    =============      =============      =============

                                                                           SUBACCOUNTS
                                                    --------------------------------------------------
                                                                         DIVERSIFIED
                                                                             BOND
                                                                           PORTFOLIO
                                                    --------------------------------------------------
                                                         1998              1997               1996
                                                    -------------     -------------      -------------
OPERATIONS
  Net investment income (loss) ................     $   4,117,552     $   4,727,835      $   4,052,120
  Capital Gains Distributions Received ........           262,836           819,446                  0
  Realized gain (loss) on share
    redeemed ..................................           174,627           216,418            133,542
  Net change in unrealized gain (loss) on
    investments ...............................            73,088          (456,475)        (1,490,302)
                                                    -------------     -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..................         4,628,103         5,307,224          2,695,360
                                                    -------------     -------------      -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  [Note 7] ....................................         1,356,919        (4,202,208)         1,116,168
                                                    -------------     -------------      -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE ACCOUNT
  [Note 8] ....................................             3,878           (68,990)            33,769
                                                    -------------     -------------      -------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ..................................         5,988,900         1,036,026          3,845,297


NET ASSETS
  Beginning of year ...........................        70,900,689        69,864,663         66,019,366
                                                    -------------     -------------      -------------
  End of year .................................     $  76,889,589     $  70,900,689      $  69,864,663
                                                    =============     =============      =============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A24

                                       A9


                                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------

                                                               FLEXIBLE                                 CONSERVATIVE
                   EQUITY                                       MANAGED                                   BALANCED
                  PORTFOLIO                                    PORTFOLIO                                  PORTFOLIO
----------------------------------------  ----------------------------------------------  -----------------------------------------
     1998         1997           1996           1998             1997            1996         1998          1997            1996
------------  ------------  ------------  --------------  --------------  --------------  ------------  ------------   ------------

$ 11,199,849  $ 13,575,501  $ 12,384,332  $   33,745,727  $   28,769,689  $   26,508,631  $ 22,613,399  $ 23,338,841   $ 19,022,611
  92,257,856    43,792,759    60,055,192     120,086,729     170,075,692      95,799,304    35,735,484    61,582,374     32,702,701

  22,299,396    12,144,753     6,145,351       8,717,338      13,389,631       9,236,814     3,601,498     5,214,424      4,364,767

 (55,442,702)   91,191,354    25,824,063     (53,221,275)    (37,601,198)    (10,204,679)    1,172,190   (22,803,360)     3,618,761
------------  ------------  ------------  --------------  --------------  --------------  ------------  ------------   ------------


  70,314,399   160,704,367   104,408,938     109,328,519     174,633,814     121,340,070    63,122,571    67,332,279     59,708,840
------------  ------------  ------------  --------------  --------------  --------------  ------------  ------------   ------------




 (43,486,241)  (23,411,697)  (13,252,943)    (57,756,969)    (55,522,303)    (41,031,839)  (25,901,655)  (28,732,033)   (25,728,075)
------------  ------------  ------------  --------------  --------------  --------------  ------------  ------------   ------------



    (160,831)     (108,813)     (127,887)       (399,096)       (938,199)        533,513      (143,273)     (423,806)       207,529
------------  ------------  ------------  --------------  --------------  --------------  ------------  ------------   ------------

  26,667,327   137,183,857    91,028,108      51,172,454     118,173,312      80,841,744    37,077,643    38,176,440     34,188,294


 815,332,832   678,148,975   587,120,867   1,135,464,709   1,017,291,397     936,449,653   572,521,305   534,344,865    500,156,571
------------  ------------  ------------  --------------  --------------  --------------  ------------  ------------   ------------
$842,000,159  $815,332,832  $678,148,975  $1,186,637,163  $1,135,464,709  $1,017,291,397  $609,598,948  $572,521,305   $534,344,865
============  ============  ============  ==============  ==============  ==============  ============  ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A24

                                       A10

      FINANCIAL STATEMENTS OF THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998, 1997 and 1996


                                                                                       SUBACCOUNTS
                                                      -----------------------------------------------------------------------------
                                                                         HIGH
                                                                         YIELD                                STOCK
                                                                         BOND                                 INDEX
                                                                      PORTFOLIO                             PORTFOLIO
                                                      -------------------------------------   -------------------------------------
                                                           1998        1997         1996          1998         1997          1996
                                                      -----------  -----------  -----------  ------------ ------------  -----------
OPERATIONS
  Net investment income (loss) .....................  $ 5,519,457  $ 3,379,579  $ 3,194,402  $  1,310,489 $  1,061,783  $   983,164
  Capital gains distributions received .............            0            0            0     3,715,956    3,715,259    1,013,015
  Realized gain (loss) on shares
    redeemed .......................................     (184,781)      19,344      (26,717)    5,816,280    2,487,203      515,477
  Net change in unrealized gain (loss) on
    investments ....................................   (5,663,620)   1,276,625      386,086    39,830,579   23,073,809   12,527,056
                                                      -----------  -----------  -----------  ------------ ------------  -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS .................     (328,944)   4,675,548    3,553,771    50,673,304   30,338,054   15,038,712
                                                      -----------  -----------  -----------  ------------ ------------  -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  [Note 7] .........................................   39,979,999     (896,939)  (1,115,027)   69,504,900   14,261,548   10,720,960
                                                      -----------  -----------  -----------  ------------ ------------  -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE ACCOUNT
  [Note 8] .........................................      (79,861)      23,767       (6,897)      790,662     (535,016)     396,129
                                                      -----------  -----------  -----------  ------------ ------------  -----------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ...........................................   39,571,194    3,802,376    2,431,847   120,968,866   44,064,586   26,155,801

NET ASSETS
  Beginning of year ................................   39,938,592   36,136,216   33,704,369   134,341,215   90,276,629   64,120,828
                                                      -----------  -----------  -----------  ------------ ------------  -----------
  End of year ......................................  $79,509,786  $39,938,592  $36,136,216  $255,310,081 $134,341,215  $90,276,629
                                                      ===========  ===========  ===========  ============ ============  ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A24

                                       A11


                                                     SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
                EQUITY                                      NATURAL
                INCOME                                     RESOURCES                                    GLOBAL
               PORTFOLIO                                   PORTFOLIO                                  PORTFOLIO
----------------------------------------   -----------------------------------------  -----------------------------------------
     1998          1997          1996           1998           1997          1996          1998           1997          1996
------------   -----------  ------------   ------------   ------------   -----------  ------------   ------------   -----------

$  2,079,798   $ 1,507,261  $  1,568,503   $     49,996   $    (30,262)  $    28,985  $    484,062   $    169,382   $   380,383
   5,974,930     8,147,416     1,879,859      1,227,683      3,387,934     3,633,842     3,473,934      1,296,459       347,618

     997,898       256,502       417,132       (665,119)       608,721       267,338       651,742        251,779        36,315
 (13,181,479)   12,255,558     6,642,405     (4,684,698)    (7,614,863)    2,559,541     6,143,980       (363,854)    2,363,101
------------   -----------  ------------   ------------   ------------   -----------  ------------   ------------   -----------



  (4,128,853)   22,166,737    10,507,899     (4,072,138)    (3,648,470)    6,489,706    10,753,718      1,353,766     3,127,417
------------   -----------  ------------   ------------   ------------   -----------  ------------   ------------   -----------





  11,784,390     9,173,359    (1,064,633)    (4,609,380)    (1,004,770)    3,651,574    46,610,297      3,236,611     5,614,035
------------   -----------  ------------   ------------   ------------   -----------  ------------   ------------   -----------



    (206,095)      226,288       (61,045)         6,815       (181,355)       40,623      (317,822)      (120,958)       18,594
------------   -----------  ------------   ------------   ------------   -----------  ------------   ------------   -----------


   7,449,442    31,566,384     9,382,221     (8,674,703)    (4,834,595)   10,181,903    57,046,193      4,469,419     8,760,046


  91,567,534    60,001,150    50,618,929     26,548,192     31,382,787    21,200,884    27,237,220     22,767,801    14,007,755
------------   -----------  ------------   ------------   ------------   -----------  ------------   ------------   -----------
$ 99,016,976   $91,567,534  $ 60,001,150   $ 17,873,489   $ 26,548,192   $31,382,787  $ 84,283,413   $ 27,237,220   $22,767,801
============   ===========  ============   ============   ============   ===========  ============   ============   ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A24

                                       A12

      FINANCIAL STATEMENTS OF THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998, 1997 and 1996

                                                                                        SUBACCOUNTS
                                                      ------------------------------------------------------------------------------

                                                                       GOVERNMENT                              PRUDENTIAL
                                                                         INCOME                                 JENNISON
                                                                        PORTFOLIO                               PORTFOLIO
                                                      --------------------------------------- --------------------------------------
                                                          1998          1997         1996        1998         1997         1996
                                                      -----------   -----------  ------------ ------------ ------------ ------------
OPERATIONS
  Net investment income (loss) .....................  $   484,678   $  504,498   $   563,115  $  (158,484) $   (60,139) $   (19,230)
  Capital gains distributions received .............            0            0             0      971,435    1,372,676            0
  Realized gain (loss) on shares
    redeemed .......................................       34,945       22,866        19,619    1,799,613      167,648       32,821
  Net change in unrealized gain (loss) on
    investments ....................................      222,594      214,791      (439,977)  11,054,729    2,544,336      870,328
                                                      -----------   ----------   -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS .................      742,217      742,155       142,757   13,667,293    4,024,521      883,919
                                                      -----------   ----------   -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  [Note 7] .........................................      879,761   (1,750,183)     (808,931)  23,887,642    9,693,699    8,604,081
                                                      -----------   ----------   -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE ACCOUNT
  [Note 8] .........................................      (12,462)     (19,930)      (44,003)     288,264      (30,216)      71,804
                                                      -----------   ----------   -----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ...........................................    1,609,516   (1,027,958)     (710,177)  37,843,199   13,688,004    9,559,804

NET ASSETS
  Beginning of year ................................    8,532,951    9,560,909    10,271,086   24,960,065   11,272,061    1,712,257
                                                      -----------   ----------   -----------  -----------  -----------  -----------
  End of year ......................................  $10,142,467   $8,532,951   $ 9,560,909  $62,803,264  $24,960,065  $11,272,061
                                                      ===========   ==========   ===========  ===========  ===========  ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A24

                                       A13

------------------------------------------
                    SMALL
                CAPITALIZATION
                    STOCK
                 PORTFOLIO
------------------------------------------
    1998           1997          1996
------------   ------------   -----------


$       (809)  $     10,214   $    15,850
   1,284,066      1,269,194       147,641

      (6,855)        38,103       132,894

  (1,835,474)     1,411,982       626,371
------------   ------------   -----------


    (559,072)     2,729,493       922,756
------------   ------------   -----------





   2,598,516      7,549,100     5,434,938
------------   ------------   -----------



    (124,119)       (23,520)     (105,516)
------------   ------------   -----------


   1,915,325     10,255,073     6,252,178


  18,871,733      8,616,660     2,364,482
------------   ------------   -----------
$ 20,787,058   $ 18,871,733   $ 8,616,660
============   ============   ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A24

                                       A14

                        NOTES TO FINANCIAL STATEMENTS OF
                  THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
                                December 31, 1998

NOTE 1:       GENERAL

              Pruco Life Variable Appreciable Account ("the Account") was established on January 13, 1984 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from purchases of Pruco Life Variable Appreciable Life ("VAL") contracts and Pruco Life Variable Universal Life ("VUL") contracts are invested in the Account as directed by the contract owners.

              The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are eighteen subaccounts within the Account. VAL contracts offer the option to invest in thirteen of the subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

              New sales of the VAL product which invests in the Account were discontinued as of May 1, 1992. However, premium payments made by current VAL contract owners will continue to be received by the Account.

NOTE 2:       SIGNIFICANT ACCOUNTING POLICIES

              The accompanying financial statements are prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

              Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

              Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

              Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

                                      A15

NOTE 3:       INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC.
              PORTFOLIOS

              The net asset value per share (rounded) for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 1998 were as follows:


                                                                     PORTFOLIOS
                                       ----------------------------------------------------------------------
                                          MONEY       DIVERSIFIED                  FLEXIBLE     CONSERVATIVE
                                          MARKET         BOND        EQUITY        MANAGED        BALANCED
                                      ----------------------------------------------------------------------
Number of shares:                        12,892,894    6,951,307    28,410,630      71,653,546    40,422,833
Net asset value per share (rounded):   $      10.00  $     11.06  $      29.64  $        16.56  $      15.08
Cost:                                  $128,928,942  $75,160,185  $599,098,373  $1,119,311,144  $565,076,591


                                                               PORTFOLIOS (CONTINUED)
                                       ----------------------------------------------------------------------
                                        HIGH YIELD    STOCK        EQUITY       NATURAL
                                           BOND       INDEX        INCOME      RESOURCES     GLOBAL
                                       ----------------------------------------------------------------------
Number of shares:                      11,030,923     6,764,973    4,942,812    1,491,513    3,983,734
Net asset value per share (rounded):  $      7.21  $      37.74  $     20.03  $     11.98  $     21.16
Cost:                                 $84,956,443  $158,925,751  $88,043,952  $23,578,601  $75,384,836


                                                 PORTFOLIOS (CONTINUED)
                                       -----------------------------------------
                                                                     SMALL
                                        GOVERNMENT  PRUDENTIAL   CAPITALIZATION
                                          INCOME     JENNISON        STOCK
                                       -----------------------------------------
Number of shares:                        854,418    2,626,998      1,413,065
Net asset value per share (rounded):  $    11.87  $     23.91    $     14.71
Cost:                                 $9,706,199  $48,274,101    $20,534,052


                                      A16

NOTE 4:       CONTRACT OWNER UNIT INFORMATION

              Outstanding contract owner units, unit values and total value of contract owner equity at December 31, 1998 were as follows:

                                                                    SUBACCOUNTS
                                       ---------------------------------------------------------------------
                                           MONEY                   DIVERSIFIED     FLEXIBLE     CONSERVATIVE
                                          MARKET         BOND        EQUITY        MANAGED        BALANCED
                                         PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO      PORTFOLIO
                                       ------------  -----------  ------------  --------------  ------------
Contract Owner Units
 Outstanding (VAL)                       20,354,630   24,173,198   115,387,971     248,499,052   155,025,842
Unit Value (VAL)....................   $    1.92666  $   3.03285  $    7.20523  $      4.75185  $    3.89530
                                       ------------  -----------  ------------  --------------  ------------
 Contract Owner Equity
  (VAL).............................   $ 39,216,451  $73,313,683  $831,396,874  $1,180,830,221  $603,872,161
                                       ------------  -----------  ------------  --------------  ------------

Contract Owner Units
  Outstanding (VUL) ................     81,482,735    3,115,715     7,796,533       4,511,753     4,543,086
Unit Value (VUL)....................   $    1.10100  $   1.14770  $    1.36000  $      1.28707  $    1.26055
                                       ------------  -----------  ------------  --------------  ------------
Contract Owner Equity (VUL) ........   $ 89,712,491  $ 3,575,906  $ 10,603,285  $    5,806,942  $  5,726,787
                                       ------------  -----------  ------------  --------------  ------------

TOTAL CONTRACT OWNER
  EQUITY ...........................   $128,928,942  $76,889,589  $842,000,159  $1,186,637,163  $609,598,948
                                       ============  ===========  ============  ==============  ============


                                                         SUBACCOUNTS (CONTINUED)
                                      -----------------------------------------------------------------
                                        HIGH YIELD      STOCK       EQUITY      NATURAL
                                          BOND          INDEX       INCOME    RESOURCES       GLOBAL
                                       PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                      -----------  ------------  ------------  -----------  -----------

Contract Owner Units ...............
  Outstanding (VAL) ................   15,999,046    34,635,875    21,549,657    8,255,691   18,163,408
Unit Value (VAL) ...................  $   2.38788  $    5.17604  $    4.21000  $   2.16499  $   1.75630
Contract Owner Equity                 -----------  ------------  ------------  -----------  -----------
  (VAL) ............................  $38,203,801  $179,276,673  $ 90,724,055  $17,873,489  $31,900,393
                                      -----------  ------------  ------------  -----------  -----------

Contract Owner Units
  Outstanding (VUL) ................   37,419,926    45,015,753     6,139,221       N/A      38,773,516
Unit Value (VUL) ...................  $   1.10385  $    1.68904  $    1.35081  $    N/A     $   1.35100
                                      -----------  ------------  ------------  -----------  -----------
Contract Owner Equity
  (VUL) ............................  $41,305,985  $ 76,033,408  $  8,292,921  $    N/A     $52,383,020
                                      -----------  ------------  ------------  -----------  -----------

TOTAL CONTRACT OWNER
  EQUITY ...........................  $ 79,509,786  $255,310,081  $99,016,976  $17,873,489  $84,283,413
                                      ============  ============  ===========  ===========  ===========


                                               SUBACCOUNTS (CONTINUED)
                                     -------------------------------------------
                                                                      SMALL
                                     GOVERNMENT    PRUDENTIAL     CAPITALIZATION
                                       INCOME       JENNISON          STOCK
                                     PORTFOLIO      PORTFOLIO       PORTFOLIO
                                    -----------    -----------     -----------
Contract Owner Units
  Outstanding (VAL)...............    4,721,797     19,841,093      11,907,782
Unit Value (VAL)..................  $   2.14801    $   2.54836     $   1.74567
                                    -----------    -----------     -----------
Contract Owner Equity
  (VAL)...........................  $10,142,467    $50,562,247     $20,787,058
                                    -----------    -----------     -----------
Contract Owner Units
  Outstanding (VUL)...............          N/A      6,937,032             N/A
Unit Value (VUL)..................  $       N/A    $   1.76459     $       N/A
                                    -----------    -----------     -----------
Contract Owner Equity
  (VUL)...........................  $       N/A    $12,241,017     $       N/A
                                    -----------    -----------     -----------

TOTAL CONTRACT OWNER
  EQUITY..........................  $10,142,467    $62,803,264     $20,787,058
                                    ===========    ===========     ===========


                                       A17

NOTE 5: CHARGES AND EXPENSES

        A.  Mortality Risk and Expense Risk Charges

            The mortality risk and expense risk charges at an effective annual rate of 0.60% are applied daily against the net assets representing equity of VAL and VUL contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life.

        B.  Deferred Sales Charge

            A deferred sales charge is imposed upon the surrender of certain variable life insurance contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

        C.  Partial Withdrawal Charge

            A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a contract.

        D.  Expense Reimbursement

            Pursuant to a prior merger agreement, the Account is reimbursed by Pruco Life for expenses in excess of 0.40% of VAL's average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, and the Conservative Balanced Portfolios of the Series Fund.

        E. Cost of Insurance Charges

            Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life for the guaranteed minimum death benefit risk.

NOTE 6: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                      A18

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

        The following amounts represent contract owner activity components for the years ended December 31, 1998 and 1997:
                                                                                          SUBACCOUNTS
                                                                  ----------------------------------------------------------------

                                                                       MONEY MARKET                       DIVERSIFIED BOND
                                                                         PORTFOLIO                            PORTFOLIO
                                                                  ------------------------------        --------------------------
                                                                       1998             1997                1998           1997
                                                                  ------------      ------------         ----------    -----------
        Contract Owner Net Payments..........................     $ 230,584,983     $ 11,064,582       $ 6,525,706     $ 5,585,180
        Policy Loans.........................................        (2,667,911)      (1,916,044)       (1,912,675)     (2,089,744)
        Policy Loan Repayments and Interest..................         1,177,559        1,011,194         1,564,318       1,615,960
        Surrenders, Withdrawals and Death Benefits...........       (10,685,261)      (3,863,779)       (3,620,023)     (3,778,210)
        Net Transfers From (To) Other Subaccounts
          or Fixed Rate Options..............................      (139,236,713)      (7,633,294)        1,555,360      (2,617,340)
        Administrative and Other Charges.....................        (3,846,260)      (2,185,866)       (2,755,767)     (2,918,054)
                                                                   ------------     ------------       ------------    -----------
        Net Increase (Decrease) In Net Assets Resulting
          from Premium Payment and other Operating
          Transfers..........................................      $ 75,326,397     $ (3,523,207)      $ 1,356,919     $(4,202,208)
                                                                   ============     ============       ===========     ===========


                                                                                      SUBACCOUNTS (CONTINUED)
                                                                   ----------------------------------------------------------------

                                                                           EQUITY                           FLEXIBLE MANAGED
                                                                          PORTFOLIO                            PORTFOLIO
                                                                   -------------------------------   -----------------------------
                                                                     1998              1997               1998           1997
                                                                   ------------     ------------       ------------   -----------
        Contract Owner Net Payments...........................     $ 46,913,467     $ 45,437,359       $ 64,854,058   $ 71,851,051
        Policy Loans..........................................      (27,628,665)     (25,646,232)       (34,421,241)   (34,658,782)
        Policy Loan Repayments and Interest...................       19,108,549       15,784,614         24,491,018     24,227,411
        Surrenders, Withdrawals and Death Benefits............      (52,901,596)      38,595,315)       (56,024,536)   (59,613,280)
        Net Transfers From (To) Other Subaccounts
          or Fixed Rate Options...............................       (3,542,834)       6,718,514        (17,651,111)   (13,344,352)
        Administrative and Other Charges......................      (25,435,162)     (27,110,637)       (39,005,157)   (43,984,351)
                                                                   ------------     ------------       ------------   -----------
        Net Increase (Decrease) In Net Assets Resulting
          from Premium Payment and other Operating
          Transfers...........................................     $(43,486,241)    $(23,411,697)      $(57,756,969)  $(55,522,303)
                                                                   ============     ============       ============   ============


                                                                                       SUBACCOUNTS (CONTINUED)
                                                                   ---------------------------------------------------------------

                                                                      CONSERVATIVE BALANCED                   HIGH YIELD BOND
                                                                            PORTFOLIO                            PORTFOLIO
                                                                   -----------------------------       ---------------------------
                                                                       1998             1997               1998             1997
                                                                   ------------     ------------       -----------      -----------
        Contract Owner Net Payments............................    $ 35,878,600     $ 37,767,948       $ 4,510,013      $ 3,024,941
        Policy Loans...........................................     (14,672,747)     (14,693,056)       (1,009,491)      (1,149,056)
        Policy Loan Repayments and Interest....................      11,720,294       10,942,826           832,922          751,249
        Surrenders, Withdrawals and Death Benefits.............     (29,207,186)     (30,175,056)       (1,848,918)      (1,898,223)
        Net Transfers From (To) Other Subaccounts
          or Fixed Rate Options................................      (8,889,136)      (9,474,946)       39,327,603           (3,054)
        Administrative and Other Charges.......................     (20,731,480)     (23,099,749)       (1,832,130)      (1,622,796)
        Net Increase (Decrease) In Net Assets Resulting            ------------     ------------       -----------       -----------
          from Premium Payment and other Operating
          Transfers............................................    $(25,901,655)    $(28,732,033)      $39,979,999      $  (896,939)
                                                                   ============     ============       ===========      ===========


                                                                A19

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM
        PAYMENTS AND OTHER OPERATING TRANSFERS (CONTINUED)

                                                                                    SUBACCOUNTS (CONTINUED)
                                                              ----------------------------------------------------------------------

                                                                        STOCK INDEX                         EQUITY INCOME
                                                                         PORTFOLIO                            PORTFOLIO
                                                                  -----------------------------       ------------------------------
                                                                     1998              1997              1998               1997
                                                                  -----------       -----------       -----------       -----------
        Contract Owner Net Payments.........................      $22,254,412       $11,823,208       $12,000,153       $ 6,514,479
        Policy Loans........................................       (4,951,084)       (4,047,578)       (3,291,047)       (2,378,404)
        Policy Loan Repayments and Interest.................        5,657,189         3,296,705         1,845,415         1,466,470
        Surrenders, Withdrawals and Death Benefits..........       (9,039,306)       (8,511,446)       (4,700,423)       (3,616,294)
        Net Transfers From (To) Other Subaccounts
          or Fixed Rate Options.............................       62,958,405        16,075,177         9,923,725         9,926,365
        Administrative and Other Charges....................       (7,374,716)       (4,374,518)       (3,993,433)       (2,739,257)
                                                                  -----------       -----------       -----------       -----------
        Net Increase (Decrease) In Net Assets Resulting
          from Premium Payment and other Operating
          Transfers.........................................      $69,504,900       $14,261,548       $11,784,390       $ 9,173,359
                                                                  ===========       ===========       ===========       ===========


                                                                                    SUBACCOUNTS (CONTINUED)
                                                                  ----------------------------------------------------------------

                                                                       NATURAL RESOURCES                        GLOBAL
                                                                           PORTFOLIO                           PORTFOLIO
                                                                  -----------------------------       ----------------------------
                                                                     1998              1997               1998             1997
                                                                  -----------       -----------       -----------      -----------
        Contract Owner Net Payments.........................      $ 1,957,889       $ 2,473,751       $ 3,547,480      $ 2,426,347
        Policy Loans........................................         (764,531)       (1,028,672)       (1,153,101)        (665,649)
        Policy Loan Repayments and Interest.................          585,062           706,018           577,417          410,448
        Surrenders, Withdrawals and Death Benefits..........       (1,294,331)       (1,567,494)       (1,106,969)      (1,030,134)
        Net Transfers From (To) Other Subaccounts
          or Fixed Rate Options.............................       (4,279,014)         (345,448)       46,088,034        3,018,892
        Administrative and Other Charges....................         (814,455)       (1,242,925)       (1,342,564)        (923,293)
                                                                  -----------       -----------       -----------      -----------
        Net Increase (Decrease) In Net Assets Resulting
          from Premium Payment and other Operating
          Transfers.........................................      $(4,609,380)      $(1,004,770)      $46,610,297      $(3,236,611)
                                                                  ===========       ===========       ===========      ===========


                                                                                     SUBACCOUNTS (CONTINUED)
                                                                -----------------------------------------------------------------

                                                                     GOVERNMENT INCOME                   PRUDENTIAL JENNISON
                                                                         PORTFOLIO                            PORTFOLIO
                                                                ----------------------------        -----------------------------
                                                                  1998               1997               1998               1997
                                                                ----------       -----------        -----------        ----------
        Contract Owner Net Payments.........................    $  542,296       $   716,666        $10,395,819        $3,275,515
        Policy Loans........................................      (315,738)         (343,550)        (1,342,282)         (615,994)
        Policy Loan Repayments and Interest.................        228,598          170,059            802,423           403,472
        Surrenders, Withdrawals and Death Benefits..........      (423,954)         (727,111)        (8,014,188)         (663,449)
        Net Transfers From (To) Other Subaccounts
          or Fixed Rate Options.............................     1,172,653        (1,189,722)        24,792,645         8,134,626
        Administrative and Other Charges....................      (324,094)         (376,525)        (2,746,775)         (840,471)
                                                                ----------       -----------        -----------        ----------
        Net Increase (Decrease) In Net Assets Resulting
          from Premium Payment and other Operating
          Transfers.........................................    $  879,761       $(1,750,183)       $23,887,642        $9,693,699
                                                                ==========       ===========        ===========        ==========

                                                                A20

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM
        PAYMENTS AND OTHER OPERATING TRANSFERS (CONTINUED)

                                                                     SUBACCOUNTS (CONTINUED)
                                                                 ----------------------------------
                                                                      SMALL CAPITALIZATION
                                                                              STOCK
                                                                            PORTFOLIO
                                                                 ----------------------------------
                                                                     1998               1997
                                                                 ---------------    ---------------
        Contract Owner Net Payments............................     $1,292,334         $  966,611
        Policy Loans...........................................       (779,533)          (416,759)
        Policy Loan Repayments and Interest....................        427,135            230,529
        Surrenders, Withdrawals and Death Benefits.............       (756,255)          (419,040)
        Net Transfers From (To) Other Subaccounts
          or Fixed Rate Options................................      2,952,908          7,568,665
        Administrative and Other Charges.......................       (538,073)          (380,906)
                                                                    ----------         ----------
        Net Increase (Decrease) In Net Assets Resulting
          from Premium Payment and other Operating
          Transfers............................................     $2,598,516         $7,549,100
                                                                    ==========         ==========


NOTE 8: NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

        The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Pruco Life to (from) the Account. Effective October 13, 1998, Pruco Life no longer maintains a position in the Account. Previously, Pruco Life maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.


                                      A21

NOTE 9: UNIT ACTIVITY

        Transactions in units (including transfers among subaccounts) for the years ended December 31, 1998, 1997 and 1996 were as follows:

                                                                          SUBACCOUNTS
                                --------------------------------------------------------------------------------------------------
                                                    MONEY                                             DIVERSIFIED
                                                    MARKET                                                BOND
                                                  PORTFOLIO                                            PORTFOLIO
                                ----------------------------------------------       ---------------------------------------------
                                   1998             1997              1996              1998              1997             1996
                                -----------      -----------       -----------       ----------        ----------       ----------
        Contract Owner
          Contributions:        498,180,793       29,773,083        18,317,198        9,113,632         3,976,684        6,032,489
        Contract Owner
          Redemptions:         (423,252,123)     (30,489,425)      (20,797,007)      (7,079,685)       (5,177,102)      (5,568,938)


                                                                    SUBACCOUNTS (CONTINUED)
                                --------------------------------------------------------------------------------------------------
                                                                                                       FLEXIBLE
                                                   EQUITY                                               MANAGED
                                                  PORTFOLIO                                            PORTFOLIO
                                ----------------------------------------------       ---------------------------------------------
                                   1998             1997              1996              1998              1997             1996
                                -----------      -----------       -----------       ----------        ----------       ----------
        Contract Owner
          Contributions:         18,406,117       16,279,305        19,318,824       25,741,091        28,250,561       33,929,159
        Contract Owner
          Redemptions:          (20,093,393)     (18,324,622)      (21,974,065)     (36,167,230)      (40,903,219)     (45,839,479)


                                                                    SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------
                                                CONSERVATIVE                                          HIGH YIELD
                                                   BALANCE                                               BOND
                                ----------------------------------------------       ---------------------------------------------
                                   1998             1997              1996              1998              1997             1996
                                -----------      -----------       -----------       ----------        ----------       ----------
        Contract Owner
          Contributions:         18,420,856       18,585,299        22,253,843       44,158,742         4,131,802        4,533,364
        Contract Owner
          Redemptions:          (23,069,969)     (26,481,934)      (31,093,010)      (7,229,637)       (4,240,015)      (5,073,117)


                                                                    SUBACCOUNTS (CONTINUED)
                                --------------------------------------------------------------------------------------------------
                                                   STOCK                                               EQUITY
                                                   INDEX                                               INCOME
                                                 PORTFOLIO                                            PORTFOLIO
                                ----------------------------------------------       ---------------------------------------------
                                   1998             1997              1996              1998              1997             1996
                                -----------      -----------       -----------       ----------        ----------       ----------
        Contract Owner
          Contributions:        120,829,432       13,730,033        10,183,057       14,537,433         8,191,055        4,799,710
        Contract Owner
          Redemptions:          (76,717,334)      (7,373,719)       (6,331,551)      (8,866,254)       (4,945,056)      (5,166,776)


                                                                    SUBACCOUNTS (CONTINUED)
                                --------------------------------------------------------------------------------------------------
                                                  NATURAL
                                                 RESOURCES                                             GLOBAL
                                                 PORTFOLIO                                            PORTFOLIO
                                ----------------------------------------------       ---------------------------------------------
                                   1998             1997              1996              1998              1997             1996
                                -----------      -----------       -----------       ----------        ----------       ----------
        Contract Owner
          Contributions:          1,587,696        2,890,658         4,624,377       43,728,816         6,841,694       10,050,734
        Contract Owner
          Redemptions:           (3,426,169)      (3,222,182)       (3,352,625)      (6,235,706)       (4,372,292)      (5,504,422)

                                                                A22

NOTE 9: UNIT ACTIVITY (CONTINUED)

                                                                    SUBACCOUNTS (CONTINUED)
                                -------------------------------------------------------------------------------------------------
                                                  GOVERNMENT                                           PRUDENTIAL
                                                    INCOME                                              JENNISON
                                                  PORTFOLIO                                            PORTFOLIO
                                ----------------------------------------------       ---------------------------------------------
                                   1998             1997              1996              1998              1997             1996
                                -----------      -----------       -----------       ----------        ----------       ----------
        Contract Owner
          Contributions:        1,515,342           795,615         1,390,565         132,450,542       9,601,165        10,385,285
        Contract Owner
          Redemptions:         (1,095,799)       (1,744,126)       (1,851,585)       (119,371,798)     (3,617,614)       (3,950,761)


                                           SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------
                                            SMALL CAPITALIZATION
                                                    STOCK
                                                  PORTFOLIO
                                ----------------------------------------------
                                   1998             1997              1996
                                -----------      -----------       -----------
        Contract Owner
          Contributions:         5,118,771        6,514,104         8,735,020
        Contract Owner
          Redemptions:          (3,800,340)      (1,866,970)       (4,551,838)

                                           A23

NOTE 10: PURCHASES AND SALES OF INVESTMENTS

         The aggregate costs of purchases and proceeds from sales of investments in the Series Fund were as follows:

                                                                                 PORTFOLIOS
                                           -------------------------------------------------------------------------------------

                                               MONEY           DIVERSIFIED                         FLEXIBLE         CONSERVATIVE
                                               MARKET             BOND             EQUITY           MANAGED           BALANCED
                                           -------------      ------------      ------------      ------------      ------------
         Purchases....................     $ 339,409,910      $  6,726,340      $ 10,544,735      $  5,851,666      $  5,987,329
         Sales........................     $(266,606,309)     $ (5,779,851)     $(58,574,003)     $(68,363,731)     $(34,444,328)
                                           -------------      ------------      ------------      ------------      ------------


                                                                         PORTFOLIOS (CONTINUED)
                                           -------------------------------------------------------------------------------------

                                             HIGH YIELD          STOCK             EQUITY           NATURAL          PRUDENTIAL
                                               BOND              INDEX             INCOME          RESOURCES           GLOBAL
                                           -------------      ------------      ------------      ------------      ------------
         Purchases....................     $46,913,105        $142,204,807      $ 21,915,666      $   115,570        $ 50,728,832
         Sales........................     $(7,326,567)       $(72,989,876)     $(10,945,287)     $(4,852,386)       $ (4,718,352)


                                                         PORTFOLIOS (CONTINUED)
                                           -------------------------------------------------
                                                                                  SMALL
                                            GOVERNMENT         PRUDENTIAL     CAPITALIZATION
                                              INCOME            JENNISON          STOCK
                                           -------------      ------------      ------------
         Purchases....................     $1,652,617         $ 168,924,240     $  4,661,473
         Sales........................     $ (840,963)        $(145,000,824)    $ (2,307,769)



                                               A24

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Variable Appreciable Life Subaccounts of the
Pruco Life Variable Appreciable Account
and the Board of Directors of Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the !Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Prudential Jennison Portfolio and Small Capitalization Stock Portfolio! of the Variable Appreciable Life Subaccounts of the Pruco Life Variable Appreciable Account at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Pruco Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1998, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
March 19, 1999


                                      A25


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
December 31, 1998 and 1997 (In Thousands)
--------------------------------------------------------------------------------

                                                                                  1998            1997
                                                                              ------------    ------------
ASSETS
Fixed maturities
    Available for sale, at fair value (amortized cost, 1998: $2,738,654;
         1997: $2,526,554)                                                    $  2,763,926    $  2,563,852
    Held to maturity, at amortized cost (fair value, 1998: $421,845; 1997:
         $350,056)                                                                 410,558         338,848
Equity securities - available for sale, at fair value (cost, 1998: $2,951;           2,847           1,982
1997: $1,289)
Mortgage loans on real estate                                                       17,354          22,787
Policy loans                                                                       766,917         703,955
Short-term investments                                                             240,727         316,355
Other long-term investments                                                          1,047           1,317
                                                                              ------------    ------------
               Total investments                                                 4,203,376       3,949,096
Cash                                                                                89,679          71,358
Deferred policy acquisition costs                                                  861,713         655,242
Accrued investment income                                                           61,114          67,000
Other assets                                                                        65,145          86,692
Separate Account assets                                                         11,531,754       8,022,079
                                                                              ------------    ------------
TOTAL ASSETS                                                                  $ 16,812,781    $ 12,851,467
                                                                              ============    ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                               $  2,696,191    $  2,380,460
Future policy benefits and other policyholder liabilities                          534,599         472,460
Cash collateral for loaned securities                                               73,336         143,421
Securities sold under agreement to repurchase                                       49,708              --
Income taxes payable                                                                44,524          71,703
Net deferred income tax liability                                                  148,834         138,483
Payable to affiliate                                                                66,568          70,375
Other liabilities                                                                   55,038         120,260
Separate Account liabilities                                                    11,490,751       7,948,788
                                                                              ------------    ------------
Total liabilities                                                               15,159,549      11,345,950
                                                                              ------------    ------------
Contingencies (See Note 11)
Stockholder's Equity
Common stock, $10 par value;
    1,000,000 shares, authorized;
    250,000 shares, issued and outstanding at
    December 31, 1998 and 1997                                                       2,500           2,500
Paid-in-capital                                                                    439,582         439,582
Retained earnings                                                                1,202,833       1,050,871

Accumulated other comprehensive income
    Net unrealized investment gains                                                  9,902          17,129
    Foreign currency translation adjustments                                        (1,585)         (4,565)
                                                                              ------------    ------------
Accumulated other comprehensive income                                               8,317          12,564
                                                                              ------------    ------------
Total stockholder's equity                                                       1,653,232       1,505,517
                                                                              ------------    ------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                     $ 16,812,781    $ 12,851,467
                                                                              ============    ============

                 See Notes to Consolidated Financial Statements


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations
Years Ended December 31, 1998, 1997 and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                    1998                1997                1996
                                                                  ---------           ---------           ---------
REVENUES
Premiums                                                          $  57,467           $  49,496           $  51,525
Policy charges and fee income                                       364,719             330,292             324,976
Net investment income                                               261,430             259,634             247,328
Realized investment gains, net                                       44,841              10,974              10,835
Other income                                                         41,267              33,801              20,818
                                                                  ---------           ---------           ---------

Total revenues                                                      769,724             684,197             655,482
                                                                  ---------           ---------           ---------

BENEFITS AND EXPENSES

Policyholders' benefits                                             186,527             179,419             186,873
Interest credited to policyholders' account balances                118,935             110,815             118,246
General, administrative and other expenses                          228,067             225,721             122,006
                                                                  ---------           ---------           ---------

Total benefits and expenses                                         533,529             515,955             427,125
                                                                  ---------           ---------           ---------

Income from operations before income taxes                          236,195             168,242             228,357
                                                                  ---------           ---------           ---------

Income taxes
   Current                                                           69,768              73,326              60,196
   Deferred                                                          14,465             (11,458)             18,939
                                                                  ---------           ---------           ---------

Total income taxes                                                   84,233              61,868              79,135
                                                                  ---------           ---------           ---------

NET INCOME                                                          151,962             106,374             149,222
                                                                  ---------           ---------           ---------


Other comprehensive income, net of tax:

     Unrealized gains on securities, net of
       reclassification adjustment                                   (7,227)              3,025             (17,952)

     Foreign currency translation adjustments                         2,980              (2,863)               (482)
                                                                  ---------           ---------           ---------

Other comprehensive income                                           (4,247)                162             (18,434)
                                                                  ---------           ---------           ---------

TOTAL COMPREHENSIVE INCOME                                        $ 147,715           $ 106,536           $ 130,788
                                                                  =========           =========           =========

                 See Notes to Consolidated Financial Statements


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 1998, 1997, and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                                                      Accumulated
                                                                                                         other            Total
                                                      Common          Paid-in-         Retained      comprehensive     stockholder's
                                                      stock           capital          earnings         income            equity
                                                   -----------      -----------      -----------     -------------     -------------
Balance, January 1, 1996                           $     2,500      $   439,582      $   795,275      $    30,836       $ 1,268,193

    Net income                                              --               --          149,222               --           149,222

    Change in foreign currency
      translation adjustments                               --               --               --             (482)             (482)

    Change in net unrealized
      investment gains, net of
      reclassification  adjustment                          --               --               --          (17,952)          (17,952)

                                                   -----------      -----------      -----------      -----------       -----------

Balance, December 31, 1996                               2,500          439,582          944,497           12,402         1,398,981

    Net income                                              --               --          106,374               --           106,374

    Change in foreign currency
      translation adjustments                               --               --               --           (2,863)           (2,863)

    Change in net unrealized
      investment gains, net of
      reclassification adjustment                           --               --               --            3,025             3,025
                                                   -----------      -----------      -----------      -----------       -----------

Balance, December 31, 1997                               2,500          439,582        1,050,871           12,564         1,505,517

    Net income                                              --               --          151,962               --           151,962

    Change in foreign currency
      translation adjustments                               --               --               --            2,980             2,980

    Change in net unrealized
      investment gains, net  of
      reclassification adjustment                           --               --               --           (7,227)           (7,227)

                                                   -----------      -----------      -----------      -----------       -----------

Balance, December 31, 1998                         $     2,500      $   439,582      $ 1,202,833      $     8,317       $ 1,653,232

                                                   ===========      ===========      ===========      ===========       ============

                 See Notes to Consolidated Financial Statements


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows
Years Ended December 31, 1998, 1997, and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                                    1998                1997                1996
                                                                                -----------         -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                      $   151,962         $   106,374         $   149,222
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                                  (47,230)            (40,783)            (50,286)
     Interest credited to policyholders' account balances                           118,935             110,815             118,246
     Realized investment gains, net                                                 (44,841)            (10,974)            (10,835)
     Amortization and other non-cash items                                           18,611             (31,181)             29,334
     Change in:
         Future policy benefits and other policyholders' liabilities                 62,139              39,683              54,176
         Accrued investment income                                                    5,886              (4,890)             (2,248)
         Separate Accounts                                                           32,288             (13,894)            (38,025)
         Payable to affiliate                                                        (3,807)             20,547              16,519
         Policy loans                                                               (62,962)            (64,173)            (70,509)
         Deferred policy acquisition costs                                         (206,471)            (22,083)            (66,183)
         Income taxes payable                                                       (27,179)             78,894                (816)
         Deferred income tax liability                                               10,351             (10,477)              7,912
         Other, net                                                                 (43,675)             34,577               7,814
                                                                                -----------         -----------         -----------
Cash Flows (Used In) From Operating Activities                                      (35,993)            192,435             144,321
                                                                                -----------         -----------         -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                                 5,429,396           2,828,665           3,886,254
               Held to maturity                                                      74,767             138,626             138,127
         Equity securities                                                            4,101               6,939               7,527
         Mortgage loans on real estate                                                5,433              24,925              19,226
         Other long-term investments                                                  1,140               3,276                 288
         Investment real estate                                                          --                  --               4,488
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                                                (5,617,208)         (3,141,785)         (4,008,810)
               Held to maturity                                                    (145,919)            (70,532)           (114,494)
         Equity securities                                                           (2,274)             (4,594)             (4,697)
         Other long-term investments                                                   (409)                (51)               (657)
     Cash collateral for loaned securities, net                                     (70,085)            143,421                   -
     Securities sold under agreement to repurchase, net                              49,708                   -                   -
     Short-term investments, net                                                     75,771            (147,030)             58,186
                                                                                -----------         -----------         -----------
Cash Flows Used In Investing Activities                                            (195,579)           (218,140)            (14,562)
                                                                                -----------         -----------         -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                                3,098,721           2,099,600             536,370
          Withdrawals                                                            (2,848,828)         (2,076,303)           (633,798)
                                                                                -----------         -----------         -----------
Cash Flows From (Used in) Financing Activities                                      249,893              23,297             (97,428)
                                                                                -----------         -----------         -----------
     Net increase (decrease) in Cash                                                 18,321              (2,408)             32,331
     Cash, beginning of year                                                         71,358              73,766              41,435
                                                                                -----------         -----------         -----------
CASH, END OF PERIOD                                                             $    89,679         $    71,358         $    73,766
                                                                                ===========         ===========         ===========

SUPPLEMENTAL CASH FLOW INFORMATION
     Income taxes paid (received)                                               $    99,810         $    (7,904)        $    61,760
                                                                                ===========         ===========         ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


1.   BUSINESS

Pruco Life Insurance Company (the Company) is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company markets individual life insurance, variable life insurance, variable annuities, fixed annuities, and a group annuity program (the Contracts) in all states and territories except the District of Columbia and Guam. In addition, the Company markets individual life insurance through its branch office in Taiwan. The Company has two wholly owned subsidiaries, Pruco Life Insurance Company of New Jersey (PLNJ) and The Prudential Life Insurance Company of Arizona (PLICA). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, fixed annuities, and variable annuities only in the states of New Jersey and New York. PLICA is a stock life insurance company organized in 1988 under the laws of the state of Arizona. PLICA had no new business sales in 1997 or 1998 and at this time will not be issuing new business.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America (Prudential), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities. There are approximately 1,620 stock, mutual and other types of insurers in the life insurance business in the United States.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income."

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effects on deferred policy acquisition costs and on participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses. The allowance for losses is based upon a loan specific review and management's consideration of past results, current trends, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Impaired loans are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral if the loan is collateral dependent.

Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

Policy loans are carried at unpaid principal balances.

Short-term investments, consists primarily of highly liquid debt instruments purchased with an original maturity of twelve months or less and are carried at amortized cost, which approximates fair value.

Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control. These investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

Realized investment gains, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

Cash

Cash  includes  cash  on  hand,   amounts  due  from  banks,  and  money  market
instruments.

Deferred Policy Acquisition Costs

The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

Acquisition costs related to interest-sensitive life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience. Amortization periods range from 15 to 30 years. For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

Securities loaned

Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% of the fair value of the securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position. Substantially all of the Company's securities loaned are with large brokerage firms.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities Sold Under Agreements to Repurchase

Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased is monitored and additional collateral is requested, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are
short-term  in  nature  (usually  30  days  or  less).   Securities  loaned  are
collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities

Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. Separate Account assets include common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Insurance Revenue and Expense Recognition

Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Premiums from non-participating group annuities with life contingencies are generally recognized when due. For single premium immediate annuities, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Amounts received as payment for interest-sensitive life, individual annuities, and guaranteed investment contracts are reported as deposits to "Policyholders' account balances." Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition, interest earned from the investment of these account balances is reflected in "Net investment income." Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Foreign Currency Translation Adjustments

Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income." The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income."

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other Income

Other income consists primarily of asset management fees which are received by the Company from Prudential for services Prudential provides to the Prudential Series Fund, an underlying investment option of the Separate Accounts.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include futures, currency swaps, and options contracts and can be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to hedge market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. All derivatives used by the Company are for other than trading purposes.

To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments, or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives must be evaluated at the inception of the hedge and throughout the hedge period.

When derivatives qualify as hedges, the changes in the fair value or cash flows of the derivatives and the hedged items are recognized in earnings in the same period. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivative assets and liabilities are reported in the operating activities section in the Consolidated Statements of Cash Flows.

Income Taxes

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements

In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain transactions, including repurchase agreements, dollar rolls, securities lending and similar transactions. Adoption of SFAS 125 did not have a material impact on the Company's results of operations, financial position and liquidity.

During 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income," which was issued by the FASB in June 1997. This statement defines comprehensive income and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statement of Financial Position. Application of this statement did not change recognition or measurement of net income and, therefore, did not affect the Company's financial position or results of operations.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

On January 1, 1999,  the Company  adopted the  American  Institute  of Certified
Public Accountants ("AICPA") Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SOP 97-3"). This statement provides guidance for determining when an insurance company or other enterprise should recognize a liability for guaranty-fund assessments as well as guidance for measuring the liability. The adoption of SOP 97-3 is not expected to have a material effect on the Company's financial position or results of operations.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which can affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement no later than January 1, 2000 and is currently assessing the effect of the new standard.

In  October,  1998,  the AICPA  issued  Statement  of  Position  98-7,  "Deposit
Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to current year presentation.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31,:

                                                                                                  1998
                                                                    ----------------------------------------------------------------
                                                                                        Gross             Gross
                                                                    Amortized         Unrealized        Unrealized        Estimated
                                                                       Cost             Gains             Losses          Fair Value
                                                                    ----------        ----------        ----------        ----------
                                                                                             (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and agencies                         110,294               864               318           110,840

Foreign government bonds                                                87,112             2,003               696            88,419

Corporate securities                                                 2,540,498            30,160             6,897         2,563,761

Mortgage-backed securities                                                 750               156                --               906
                                                                    ----------        ----------        ----------        ----------
Total fixed maturities available for sale                           $2,738,654        $   33,183        $    7,911        $2,763,926
                                                                    ==========        ==========        ==========        ==========

  Equity securities available for sale                              $    2,951        $      168        $      272        $    2,847
                                                                    ==========        ==========        ==========        ==========

  Fixed maturities held to maturity
  Corporate securities                                              $  410,558        $   11,287        $       --        $  421,845
                                                                    ----------        ----------        ----------        ----------
  Total fixed maturities held to maturity                           $  410,558        $   11,287        $       --        $  421,845
                                                                    ==========        ==========        ==========        ==========


                                                                                                  1997
                                                                    ----------------------------------------------------------------
                                                                                        Gross             Gross
                                                                    Amortized         Unrealized        Unrealized        Estimated
                                                                       Cost             Gains             Losses          Fair Value
                                                                    ----------        ----------        ----------        ----------
                                                                                             (In Thousands)
  Fixed maturities available for sale
  U.S. Treasury securities and obligations of
       U.S. government corporations and agencies                    $  177,691        $    1,231        $       20        $  178,902

  Foreign government bonds                                              83,889             1,118                19            84,988

  Corporate securities                                               2,263,898            36,857             2,017         2,298,738

  Mortgage-backed securities                                             1,076               180                32             1,224
                                                                    ----------        ----------        ----------        ----------
  Total fixed maturities available for sale                         $2,526,554        $   39,386        $    2,088        $2,563,852
                                                                    ==========        ==========        ==========        ==========

  Equity securities available for sale                              $    1,289        $      802        $      109        $    1,982
                                                                    ==========        ==========        ==========        ==========

  Fixed maturities held to maturity
  Corporate securities                                              $  338,848        $   11,427        $      219        $  350,056
                                                                    ----------        ----------        ----------        ----------
  Total fixed maturities held to maturity                           $  338,848        $   11,427        $      219        $  350,056
                                                                    ==========        ==========        ==========        ==========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1998 are shown below:

                                                     Available for Sale                         Held to Maturity
                                               --------------------------------        ---------------------------------
                                               Amortized         Estimated Fair         Amortized         Estimated Fair
                                                 Cost                Value                Cost                 Value
                                               ---------         --------------        ----------         --------------
                                                       (In Thousands)                          (In Thousands)
Due in one year or less                        $   72,931          $   73,254          $    3,036          $    3,064

Due after one year through five years           1,050,981           1,059,389             193,749             201,136

Due after five years through ten years          1,142,507           1,156,664             155,568             158,801

Due after ten years                               471,485             473,713              58,205              58,844

Mortgage-backed securities                            750                 906                  --                  --
                                               ----------          ----------          ----------          ----------
Total                                          $2,738,654          $2,763,926          $  410,558          $  421,845
                                               ==========          ==========          ==========          ==========


Actual maturities will differ from contractual maturities because, in certain circumstances, issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1998, 1997, and 1996 were $5,327.3 million, $2,796.3 million, and $3,667.1 million, respectively. Gross gains of $46.3 million, $18.6 million, and $22.1 million and gross losses of $14.1 million, $7.9 million, and $17.6 million were realized on those sales during 1998, 1997, and 1996, respectively.

Proceeds from the maturity of fixed maturities available for sale during 1998, 1997, and 1996 were $102.1 million, $32.4 million, and $219.2 million, respectively. During the years ended December 31, 1998, 1997, and 1996, there were no securities classified as held to maturity that were sold.

Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $2.8 million, $.1 million and $.1 million for the years 1998, 1997 and 1996, respectively.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)

The following table describes the credit quality of the fixed maturity portfolio, based on ratings assigned by the National Association of Insurance Commissioners ("NAIC") or Standard & Poor's Corporation, an independent rating agency as of December 31, 1998:

                                                              Available for Sale                          Held to Maturity
                                                       ------------------------------          -------------------------------------

                                                        Amortized        Estimated Fair         Amortized        Estimated Fair
                                                          Cost               Value                Cost               Value
                                                       ----------        --------------        ----------        --------------
                                                               (In Thousands)                          (In Thousands)
 NAIC      Standard & Poor's
  1          AAA to AA-                                $1,195,301          $1,211,995          $  180,070          $  186,683
  2          BBB+ to BBB-                               1,254,522           1,263,656             182,298             185,417
  3          BB+ to BB-                                   201,033             204,278              39,346              40,654
  4          B+ to B-                                      59,799              57,695               8,821               9,068
  5          CCC or lower                                  27,552              26,061                  --                  --
  6          In or near default                               447                 241                  23                  23
                                                       ----------          ----------          ----------          ----------
             Total                                     $2,738,654          $2,763,926          $  410,558          $  421,845
                                                       ==========          ==========          ==========          ==========


The fixed maturity portfolio consists largely of investment grade assets (rated "1" or "2" by the NAIC), with such investments accounting for 89% and 94% of the portfolio at December 31, 1998 and 1997, respectively, based on fair value. As of both of those dates, less than 1% of the fixed maturities portfolio was rated "6" by the NAIC, defined as public and private placement securities which are currently non-performing or believed subject to default in the near-term.

The Company continually reviews fixed maturities and identifies potential problem assets which require additional monitoring. The Company defines "problem" fixed maturities as those for which principal and/or interest payments are in default. The Company defines "potential problem" fixed maturities as assets which are believed to present default risk associated with future debt service obligations and therefore require more active management. At December 31, 1998 management identified $264.0 thousand of fixed maturity investments as problem or potential problem. An immaterial amount of problem or potential problem fixed maturities were identified in 1997.

Mortgage Loans on Real Estate

The Company's mortgage loans were collateralized by the following property types at December 31, 1998 and 1997.


                                            1998                 1997
                                    ------------------   -------------------
                                                (In Thousands)

     Office buildings               $    --        --    $ 4,607        20%

     Retail stores                    7,356        42%     8,090        35%

     Apartment complexes              5,988        35%     6,080        27%

     Industrial buildings             4,010        23%     4,010        18%
                                    ------------------   ------------------
           Net carrying value       $17,354       100%   $22,787       100%
                                    ==================   ==================

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)

The largest concentration of mortgage loans are in the states of Pennsylvania (35%), Washington (34%), and New Jersey (23%).

Special Deposits

Fixed maturities of $8.6 million and $8.3 million at December 31, 1998 and 1997, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

Other Long-Term Investments

The Company's "Other long-term investments" of $1.0 million and $1.3 million as of December 31, 1998 and 1997, respectively, are comprised of joint ventures and limited parterships. The Company's share of net income from these entities was $.1 million, $2.2 million and $1.4 million for the years ended December 31, 1998, 1997 and 1996, respectively, and is reported in "Net investment income."

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                               1998         1997         1996
                                            ---------    ---------    ---------
                                                      (In Thousands)

  Fixed maturities - available for sale     $ 179,184    $ 161,140    $ 152,445
  Fixed maturities - held to maturity          26,128       26,936       33,419
  Equity securities                                14           76           44
  Mortgage loans on real estate                 1,818        2,585        5,669
  Policy loans                                 40,928       37,398       33,449
  Short-term investments                       23,110       22,011       16,780
  Other                                         6,886       14,920       10,051
                                            ---------    ---------    ---------
  Gross investment income                     278,068      265,066      251,857
       Less:  investment expenses             (16,638)      (5,432)      (4,529)
                                            ---------    ---------    ---------
  Net investment income                     $ 261,430    $ 259,634    $ 247,328
                                            =========    =========    =========


Realized investment gains ,net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                               1998         1997         1996
                                            ---------    ---------    ---------
                                                      (In Thousands)

  Fixed maturities - available for sale     $  29,330    $   9,039    $   9,036
  Fixed maturities - held to maturity             487          821           --
  Equity securities                             3,489            8          781
  Mortgage loans on real estate                    --          797        1,677
  Derivative instruments                       12,414           --           --
  Other                                          (879)         309         (659)
                                            ---------    ---------    ---------

  Realized investment gains, net            $  44,841    $  10,974    $  10,835
                                            =========    =========    =========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)


Net Unrealized Investment Gains

Net unrealized investment gains on securities available for sale are included in the Consolidated Statement of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid double-counting in "Comprehensive income," items that are included as part of "Net income" for a period that also have been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                 1998            1997            1996
                                                                               --------        --------        --------
                                                                                            (In Thousands)
Net unrealized investment gains, beginning of year                             $ 17,129        $ 14,104        $ 32,056
Changes in net unrealized investment gains attributable to:
  Investments:
    Net unrealized gains on investments arising during the period                14,593          13,880         (20,405)
    Reclassification adjustment for gains included in net income                 22,799           6,680           6,165
                                                                               --------        --------        --------
    Change in net unrealized gains on investments, net of adjustments            (8,206)          7,200         (26,570)
Impact of net unrealized investment gains on:
  Policyholder's account balances                                                (1,063)          1,293          (2,467)
  Deferred policy acquisition costs                                               2,042          (5,468)         11,085
                                                                               --------        --------        --------
Change in net unrealized investment gains                                        (7,227)          3,025         (17,952)
                                                                               --------        --------        --------
Net unrealized investment gains, end of year                                   $  9,902        $ 17,129        $ 14,104
                                                                               ========        ========        ========


Unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax (benefit) expense of $(8.2) million, $(7.6) million and $12.1 million for the years ended December 31, 1998, 1997 and 1996, respectively.

Reclassification adjustments reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense of $12.8 million, $3.6 million and $3.8 million, respectively.

Policyholder's account balances reported in the above table are net of income tax (benefit) expense of $(.2) million, $.0 million and $1.4 million for the years ended December 31, 1998, 1997 and 1996, respectively.

Deferred  policy  acquisition  costs in the above  tables  for the  years  ended
December 31, 1998, 1997 and 1996 are net of income tax (benefit) expense of $(1.1) million, $2.9 million and $(6.2) million, respectively.


4.   POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:

                                                     1998            1997
                                                   --------        --------
                                                        (In Thousands)

              Life insurance                       $506,249        $444,737
              Annuities                              28,350          27,723

                                                   --------        --------
                                                   $534,599        $472,460
                                                   ========        ========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


4.   POLICYHOLDERS' LIABILITIES (continued)

Life  insurance  liabilities  include  reserves  for  death  benefits.   Annuity
liabilities include reserves for immediate annuities.

The following table highlights the key assumptions generally utilized in calculating these reserves:

          Product                         Mortality             Interest Rate           Estimation Method
------------------------------    -------------------------     -------------        -----------------------
Life insurance - Domestic         Generally rates               2.5% to 7.5%         Net level premium based
                                  guaranteed in                                      on non-forfeiture
                                  calculating cash                                   interest rate
                                  surrender values

Life insurance - International    Generally rates               6.25% to 6.5%        Net level premium based
                                  guaranteed in                                      on the expected
                                  calculating cash                                   investment return
                                  surrender values

Individual immediate annuities    1983 Individual Annuity       6.25% to 11.0%       Present value of
                                  Mortality Table with                               expected future payment
                                  certain modifications                              based on historical
                                                                                     experience


Policyholders' account balances at December 31, are as follows:


                                                       1998         1997
                                                    ----------   ----------
                                                        (In Thousands)

              Interest-sensitive life contracts     $1,386,829   $1,345,089
              Individual annuities                   1,077,996    1,035,371
              Guaranteed investment contracts          231,366           --
                                                    ----------   ----------
                                                    $2,696,191   $2,380,460
                                                    ==========   ==========

Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses, mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

            Product                       Interest Rate          Withdrawal / Surrender Charges
---------------------------------         --------------       ----------------------------------
Interest sensitive life contracts         4.0% to 6.5%         Various up to 10 years

Individual annuities                      3.0% to 5.6%         0% to 8% for up to 8 years

Guaranteed investment contracts           5.02% to 6.23%       Subject to market value withdrawal
                                                               provisions for any funds withdrawn
                                                               other than for benefit responsive
                                                               and contractual payments

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


5.   REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer, except for cases involving a novation. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance amounts included in the Consolidated Statement of Operations for the year ended December 31 are below.


                                              1998        1997        1996
                                            --------    --------    --------
                                                     (In Thousands)

     Direct Premiums                        $ 65,423    $ 51,851    $ 53.776
         Reinsurance assumed                   1,395       1,369       1,128
         Reinsurance ceded - affiliated       (6,532)       (686)       (254)
         Reinsurance ceded - unaffiliated     (2,819)     (3,038)     (3,125)
                                            --------    --------    --------
     Premiums                               $ 57,467    $ 49,496    $ 51,525
                                            ========    ========    ========
     Policyholders' benefits ceded          $ 27,991    $ 25,704    $ 26,796
                                            ========    ========    ========


Reinsurance   recoverables,   included  in  "Other   assets"  in  the  Company's
Consolidated Statements of Financial Position, at December 31 include amounts recoverable on unpaid and paid losses and were as follows:


                                                         1998        1997
                                                        -------     -------
                                                           (In Thousands)

              Life insurance - affiliated               $ 6,481     $ 2,618
              Other reinsurance - affiliated             21,650      23,243
                                                        -------     -------
                                                        $28,131     $25,861
                                                        =======     =======

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


6.   EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has a non-contributory defined benefit pension plan which covers substantially all of its Taiwanese employees. This plan was established as of September 30, 1997 and the projected benefit obligation and related expenses at September 30, 1998 was not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company from Prudential in accordance with the service agreement described in Note 13.


7.   INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:


                                                1998        1997        1996
                                              --------    --------    --------
                                                       (In Thousands)
        Current tax expense (benefit):
           U.S                                $ 67,272    $ 71,989    $ 59,489
           State and local                       2,496       1,337         703
           Foreign                                  --          --           4
                                              --------    --------    --------
           Total                                69,768      73,326      60,196
                                              --------    --------    --------


        Deferred tax expense (benefit):
           U.S                                  14,059     (11,458)     18,413
           State and local                         406          --         526
                                              --------    --------    --------
           Total                                14,465     (11,458)     18,939
                                              --------    --------    --------

         Total income tax expense             $ 84,233    $ 61,868    $ 79,135
                                              ========    ========    ========


The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                1998        1997        1996
                                              --------    --------    --------
                                                       (In Thousands)

        Expected federal income tax expense   $ 82,668    $ 58,885    $ 79,925
        State and local income taxes             1,886         869         799
        Other                                     (321)      2,114      (1,589)
                                              --------    --------    --------
        Total income tax expense              $ 84,233    $ 61,868    $ 79,135
                                              ========    ========    ========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


7.   INCOME TAXES (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                          1998       1997
                                                        --------   --------
                                                          (In Thousands)
           Deferred tax assets
                Insurance reserves                      $ 93,564   $ 52,144
                                                        --------   --------
                Deferred tax assets                       93,564     52,144
                                                        --------   --------

           Deferred tax liabilities
                Deferred acquisition costs               224,179    167,128
                Net investment gains                      12,241     16,068
                Other                                      5,978      7,431
                                                        --------   --------
                Deferred tax liabilities                 242,398    190,627
                                                        --------   --------

           Net deferred tax liability                   $148,834   $138,483
                                                        ========   ========


Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1998 and 1997, respectively, the Company and its subsidiaries had no federal or state operating loss carryforwards for tax purposes.

The Internal Revenue Service (the "Service") has completed examinations of all consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


8.   EQUITY

Reconciliation of Statutory Surplus and Net Income

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the Arizona and New Jersey Departments of Banking and Insurance with net income and equity determined using GAAP.


                                          1998         1997         1996
                                        ---------    ---------    ---------
                                                  (In Thousands)
Statutory net income                    $ (33,097)   $  12,778    $  48,846

Adjustments to reconcile to net
  income on a GAAP basis:
     Statutory income of subsidiaries      18,953       18,553       25,001
     Deferred acquisition costs           202,375       38,003       48,862
     Deferred premium                       2,625        1,144        1,295
     Insurance liabilities                (24,942)      26,517       28,662
     Deferred taxes                       (14,465)      11,458      (18,939)
     Valuation of investments              20,077          506          365
     Other, net                           (19,564)      (2,585)      15,130
                                        ---------    ---------    ---------
GAAP net income                         $ 151,962    $ 106,374    $ 149,222
                                        =========    =========    =========





                                                 1998           1997
                                             -----------    -----------
                                                   (In Thousands)
  Statutory surplus                          $   931,164    $   853,130

  Adjustments to reconcile to equity
    on a GAAP basis:
       Valuation of investments                  117,254         97,787
       Deferred acquisition costs                861,713        655,242
       Deferred premium                          (15,625)       (14,817)
       Insurance liabilities                    (133,811)      (107,525)
       Deferred taxes                           (148,834)      (138,483)
       Other, net                                 41,371        160,183
                                             -----------    -----------
  GAAP stockholder's equity                  $ 1,653,232    $ 1,505,517
                                             ===========    ===========




9.   FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

Fixed maturities and Equity securities

Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Mortgage loans on real estate

The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy loans

The estimated fair value of policy loans is calculated  using a discounted  cash
flow  model  based  upon  current  U.S.   Treasury  rates  and  historical  loan
repayments.

Policyholders' account balances

Estimated fair values of policyholders' account balances are derived by using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

Derivative financial instruments

The fair value of futures is estimated based on market quotes for a transactions with similar terms.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,:

                                                        1998                                   1997
                                          -------------------------------       ---------------------------------
                                            Carrying           Estimated          Carrying            Estimated
                                             Value            Fair Value            Value             Fair Value
                                          -----------         -----------       -------------         -----------
                                                                        (In Thousands)
Financial Assets:
     Fixed maturities:
          Available for sale              $ 2,763,926         $ 2,763,926         $ 2,563,852         $ 2,563,852
          Held to maturity                    410,558             421,845             338,848             350,056
     Equity securities                          2,847               2,847               1,982               1,982
     Mortgage loans                            17,354              19,465              22,787              24,994
     Policy loans                             766,917             806,099             703,955             703,605
     Short-term investments                   240,727             240,727             316,355             316,355
     Cash                                      89,679              89,679              71,358              71,358
     Separate Account assets               11,531,754          11,531,754           8,022,079           8,022,079

Financial Liabilities:
     Policyholders'
        account balances                  $ 2,696,191         $ 2,703,725         $ 2,380,460         $ 2,374,040
     Cash collateral for loaned
        securities                            123,044             123,044             143,421             143,421
     Separate Account liabilities          11,490,751          11,490,751           7,948,788           7,948,788
     Derivatives                                1,723               2,374                 653                 653

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Futures & Options

The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is estimated based on market quotes for a transaction with similar terms.

Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either generate new or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

For futures that meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The notional value of futures contracts was $40.8 million and $115.7 million at December 31, 1998 and 1997, respectively. The fair value of futures contracts was immaterial at December 31, 1998 and 1997.

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings. The fair value of options was immaterial at December 31, 1998, and there were no options in 1997.

Currency Derivatives

The Company uses currency swaps to reduce market risks from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Foreign currency translation adjustments". If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

As of December 31, 1998, the notional value of the swaps was $40.5 million with a fair value of ($2.3) million. There were no currency swaps at year end 1997.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. As of December 31, 1998, 47% of notional consisted of interest rate derivatives, 47% of notional consisted of foreign currency derivatives, and 6% of notional consisted of equity derivatives.


11.  CONTINGENCIES

Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.


12.  DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1998, the Company would not be permitted a dividend distribution in 1998.


13.  RELATED PARTY TRANSACTIONS

Service Agreements

Prudential and Pruco Life operate under service and lease agreements whereby services of officers and employees (except for those agents employed by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential. The net cost of these services allocated to the Company were $269.9 million, $139.5 million and $101.7 million for the years ended December 31, 1998, 1997, and 1996, respectively. These costs are treated in a manner consistent with the Company's policy on deferred acquisition costs.

Prudential and Pruco Life have an agreement with respect to administrative services for the Prudential Series Fund. The Company invests in the various portfolios of the Series Fund through the Separate Accounts. Under this agreement, Prudential pays compensation to Pruco Life in the amount equal to a portion of the gross investment advisory fees paid by the Prudential Series Fund. The Company received from Prudential its allocable share of such compensation in the amount of $40.1 million, $29.4 million and $19.1 million during 1998, 1997 and 1996, respectively, recorded in other income.

Reinsurance

The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1998, 1997, and 1996.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


13.  RELATED PARTY TRANSACTIONS (continued)

Debt Agreements

In July 1998, the Company established a revolving line of credit facility of up to $300 million with Prudential Funding Corporation, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 1998.

                       Report of Independent Accountants
                       ---------------------------------



To the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
February 26, 1999

      VARIABLE
      APPRECIABLE
      LIFE(R)
      INSURANCE


      Variable APPRECIABLE LIFE(R) was issued by Pruco Life Insurance Company, 213 Washington Street, Newark, NJ 07102-2992 and offered through Pruco Securities Corporation, 751 Broad Street, Newark, NJ 07102-3777, both subsidiaries of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777. APPRECIABLE LIFE is a registered mark of Prudential.


[LOGO] PURDENTIAL


       PRUCO LIFE INSURANCE COMPANY
       213 Washington Street, Newark, NJ 07102-2992
       Telephone 800 778-2255

       VAL-1 Ed. 5/99 CAT# 64696EO

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company represents that the fees and charges deducted under the variable Appreciable Life insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, being the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 ET SEQ. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 94 pages.


The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:


      1.    PricewaterhouseCoopers LLP, independent accountants.
      2.    Clifford E. Kirsch, Esq.
      3.    Pamela A. Schiz, FSA, MAAA.


The following exhibits:

      1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

      A.    (1)   Resolution of Board of Directors of Pruco Life Insurance
                  Company establishing the Pruco Life Variable Appreciable
                  Account. (Note 6)
            (2)   Not Applicable.
            (3)   Distributing Contracts:
                  (a)   Distribution Agreement between Pruco Securities
                        Corporation and Pruco Life Insurance Company. (Note 9)
                  (b)   Proposed form of Agreement between Pruco Securities
                        Corporation and independent brokers with respect to the
                        Sale of the Contracts. (Note 9)
                  (c)   Schedules of Sales Commissions. (Note 9)
            (4)   Not Applicable.
            (5)   Variable Appreciable Life Insurance Contracts.
                  (a)   With fixed death benefit. (Note 9)
                  (b)   With variable death benefit. (Note 9)
                  (c)   Complaint Notice for use in Texas with Variable
                        Appreciable Life Insurance Contracts. (Note 9)
                  (d)   Notice giving Information for Consumers for use in
                        Illinois with Variable Appreciable Life Insurance
                        Contracts. (Note 9)
                  (e)   Endorsement for Misstatement of Age and/or Sex for use
                        in Pennsylvania with Variable Appreciable Life Insurance
                        Contracts. (Note 9)
                  (f)   Revised Contract with fixed death benefit. (Note 9)
                  (g)   Revised Contract with variable death benefit. (Note 9)
            (6)   (a)   Articles of Incorporation of Pruco Life Insurance
                        Company, as amended October 19, 1993. (Note 6)
                  (b)   By-laws of Pruco Life Insurance Company, as amended May
                        6, 1997. (Note 4)
            (7)   Not Applicable.
            (8)   Not Applicable.
            (9)   Not Applicable.
            (10)  (a)   Application Form for Variable Appreciable Life Insurance
                        Contract. (Note 9)
                  (b)   Supplement to the Application for Variable Appreciable
                        Life Insurance Contract. (Note 9)
            (11)  Form of Notice of Withdrawal Right. (Note 9)

            (12) Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). (Note 1)


            (13)  Available Contract Riders.
                  (a)   Rider for Insured's Waiver of Premium Benefit. (Note 9)
                  (b)   Rider for Applicant's Waiver of Premium Benefit. (Note
                        9)
                  (c)   Rider for Insured's Accidental Death Benefit. (Note 9)
                  (d) Rider for Level Term Insurance Benefit on Life of Insured. (Note 9)
                  (e) Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 9)
                  (f)   Rider for Interim Term Insurance Benefit. (Note 9)
                  (g) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 9)
                  (h) Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 9)
                  (i) Rider for Level Term Insurance Benefit on Dependent Children. (Note 9)
                  (j) Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions. (Note 9)
                  (k) Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions or Attained Age Change. (Note 9)
                  (l)   Rider defining Insured Spouse. (Note 3)
                  (m) Rider covering lack of Evidence of Insurability on a Child. (Note 3)
                  (n)   Rider modifying Waiver of Premium Benefit. (Note 3)
                  (o)   Rider to terminate a Supplementary Benefit. (Note 3)
                  (p) Rider providing for election of Variable Reduced Paid-up Insurance. (Note 9)
                  (q)   Rider to provide for exclusion of Aviation Risk. (Note
                        9)
                  (r) Rider to provide for exclusion of Military Aviation Risk. (Note 9)
                  (s)   Rider to provide for exclusion for War Risk. (Note 9)
                  (t) Endorsement for Contractual Conversion of a Term Policy. (Note 3)
                  (u)   Endorsement for Conversion of a Dependent Child. (Note
                        3)
                  (v) Endorsement for Conversion of Level Term Insurance Benefit on a Child. (Note 3)
                  (w) Endorsement providing for Variable Loan Interest Rate. (Note 9)
                  (x) Rider for Automatic Premium Loan for use in Maryland and Rhode Island. (Note 9)
                  (y) Certification guaranteeing Right to Convert for use in Virginia. (Note 3)
                  (z)   Endorsement for Increase in Face Amount. (Note 9)
                  (aa) Supplementary Monthly Renewable Non-Convertible One Month Term Insurance
                        (i)   for use with fixed death benefit Contract. (Note
                              9)
                        (ii) for use with variable death benefit Contract. (Note 9)
                  (bb) Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount After Three Years. (Note 9)
                  (cc) Rider for Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount After Three Years. (Note 9)
                  (dd) Endorsement for Contracts issued in connection with tax-qualified pension plans. (Note 9)
                  (ee)  Appreciable Plus Rider. (Note 9)
                  (ff)  Living Needs Benefit Rider
                        (i)   for use in Florida. (Note 6)
                        (ii) for use in all approved jurisdictions except Florida. (Note 6)

      2.    See Exhibit 1.A.(5).

      3. Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)

      4.    None.

      5.    Not Applicable.

      6. Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

      7.    Powers of Attorney:
            (a) William M. Bethke, Ira J. Kleinman, Esther H. Milnes, I. Edward Price (Note 2)
            (b)   Kiyofumi Sakaguchi (Note 7)
            (c)   James J. Avery, Jr. (Note 10)
            (d)   Dennis G. Sullivan (Note 5)

(Note 1)    Filed herewith.
(Note 2)    Incorporated by reference to Form 10-K, Registration No.
            33-08698, filed March 31, 1997 on behalf of the Pruco Life Variable
            Contract Real Property Account.
(Note 3)    Incorporated by reference to Post-Effective Amendment No. 24 to
            Form S-6, Registration No. 2-80513, filed April 30, 1997 on behalf of the Pruco Life Variable Insurance Account.
(Note 4)    Incorporated by reference to Form 10-Q, Registration No.
            33-37587, filed August 15, 1997 on behalf of the Pruco Life
            Insurance Company.


(Note 5)    Incorporated by reference to Post-Effective Amendment No. 6 to
            Form S-1, Registration No. 33-86780, filed April 16, 1999 on behalf of the Pruco Life Variable Contract Real Property Account.


(Note 6)    Incorporated by reference to Form S-6, Registration No.
            333-07451, filed July 2, 1996, on behalf of the Pruco Life Variable
            Appreciable Account.
(Note 7)    Incorporated by reference to Post-Effective Amendment No. 8 to
            Form S-6, Registration No. 33-49994, filed April 28, 1997 on behalf of the Pruco Life PRUvider Variable Appreciable Account.
(Note 8)    Incorporated by reference to Post-Effective Amendment No. 25 to this Registration Statement, filed April 25, 1996.
(Note 9)    Incorporated by reference to Post-Effective Amendment No. 26 to this Registration Statement, filed April 29, 1997.
(Note 10)   Incorporated by reference to Post-Effective Amendment No. 2 to
            Form S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 13th day of April, 1999.


(Seal)              PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
                                  (Registrant)

                        By: PRUCO LIFE INSURANCE COMPANY
                                   (Depositor)

Attest:  /s/ Thomas C. Castano            By:  /s/ Esther H. Milnes
         --------------------------            --------------------------
         Thomas C. Castano                     Esther H. Milnes
         Assistant Secretary                   President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 13th day of April, 1999.


             SIGNATURE AND TITLE

/s/ *
-------------------------------------------
Esther H. Milnes
President and Director


/s/ *
-------------------------------------------
Dennis G. Sullivan
Vice President and Chief Accounting Officer


/s/ *
-------------------------------------------
James J. Avery, Jr.
Director

/s/ *                                          *By: /s/ Thomas C. Castano
-------------------------------------------         ----------------------------
William M. Bethke                                   Thomas C. Castano
Director                                            (Attorney-in-Fact)

/s/ *
-------------------------------------------
Ira J. Kleinman
Director



/s/ *
-------------------------------------------
I. Edward Price
Director

/s/ *
-------------------------------------------
Kiyofumi Sakaguchi
Director

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 28 to the registration statement on Form S-6 (the "Registration Statement") of our report dated March 19, 1999, relating to the financial statements of the Variable Appreciable Life Subaccounts of the Pruco Life Variable Appreciable Account, which appears in such Prospectus.

We also consent to the use in the Prospectus constituting part of this Registration Statement of our report dated February 26, 1999, relating to the consolidated financial statements of Pruco Life Insurance Company and Subsidiaries, which appears in such Prospectus.

We also consent to the reference to us under the heading "Experts" in the Prospectus.


PricewaterhouseCoopers LLP

New York, New York
April 23, 1999

                                  EXHIBIT INDEX


            Consent of PricewaterhouseCoopers LLP, independent
            accountants.                                              Page II-6

1.A.(12)    Memorandum describing Pruco Life Insurance Company's
            issuance, transfer, and redemption procedures for the
            Contracts pursuant to Rule 6e-2(b)(12)(ii) and method
            of computing cash adjustment upon exercise of right to
            exchange for fixed-benefit insurance pursuant to Rule
            6e-2(b)(13)(v)(B).                                        Page II-8

      3.    Opinion and Consent of Clifford E. Kirsch, Esq., as to
            the legality of the securities being registered.          Page II-21

      6.    Opinion and Consent of Pam A. Schiz, FSA, MAAA, as to
            actuarial matters pertaining to the securities being
            registered.                                               Page II-22